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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2015

Table of Contents

The Alger Funds II
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	13
Portfolio Summary (Unaudited)	21
Schedules of Investments	22
Statements of Assets and Liabilities	51
Statements of Operations	57
Statements of Changes in Net Assets	60
Financial Highlights	65
Notes to Financial Statements	82
Report of Independent Registered Public Accounting Firm	110
Additional Information (Unaudited)	111

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Shareholders' Letter October 31, 2015

Dear Shareholders,

The Importance of a Differentiated Perspective when Investing
In the aftermath of the market lows of March of 2009, commentators frequently warned that United States equities were overdue for a catastrophic correction. In past commentaries and shareholder letters, however, I have maintained that U.S. equities had strong potential for generating gains, and as we have seen in the ensuing timeframe, U.S. equities have been one of the strongest performing asset classes. We continue to believe that U.S. equities offer attractive return potential and have appealing risk and reward dynamics. We believe that an expanding U.S. economy, improving corporate fundamentals, strong company management, and various international developments are likely to support equities. At the same time, we have maintained that market dips would be opportunities for buying U.S. equities at attractive valuations. We believe, the pundits have been wrong, and continue to be wrong, in succumbing to a myopic view of market disruptions. This shortsightedness, which we believe still exists today, is something that Alger’s analysts are trained to avoid.

From the market low of 2009 to October 31, 2015, the S&P 500 index had a cumulative return of 250%. For the 12-month reporting period ended October 31 of this year, the S&P
500 generated a 5.20% gain. During the reporting period, market dips were attractive buying opportunities, especially late in the summer, when the S&P rallied more than 10% from the late August market low until the end of the reporting period. Foreign equity markets, however, have been challenging. For the reporting period, the MSCI ACWI ex USA Index generated a -4.26% return and the MSCI Emerging Markets Index declined 14.26%. We continue to believe, however, that foreign equities have potential for generating gains over the long term, although periods of substantial volatility will occur.

In this letter, I explain why events in the U.S. and abroad didn’t cause us to change our outlook and how our in-depth research of industries and individual companies supported our firm’s differentiated view of equities even as commentators increasingly opined that markets would collapse.

Navigating Market Risk
Alger analysts focus on fundamental, research-driven stock selection and they specialize in covering specific industries, which helps our firm keep domestic and global economic changes and other developments in perspective. Alger’s analysts assess which companies are likely to benefit from dynamic change and which companies are likely to fail to take advantage of change. This philosophy, in place now for 51 years, has been our guiding principle. In addition, our perspective isn’t limited to U.S. equities. Indeed, research from our emerging markets and international teams helps our firm assess large-scale trends that often drive equity markets across the globe.

Alger Research and U.S. Markets
Our perspective on declining energy prices is an example of how we assess rapid and large-
scale changes that frequently reshape the business landscape. During the reporting period, declining oil and natural gas prices created fear that energy companies would experience sharp declines in revenues and earnings and curtail capital expenditures. At times, investors feared that the reduction in capital expenditures would also stymie economic growth or at least extend to companies that serve the energy sector. We acknowledged that those concerns were valid and we have, in fact, seen substantial declines in revenues for many industrial and energy companies. Yet, throughout the reporting period, we emphasized that low fuel prices would have a net positive impact for U.S. companies and lead to, among other things, steady job creation that would help stimulate the U.S. economy by supporting consumer spending.
All this while lower energy prices would help reduce corporate operating costs, especially for airlines, cruise ship operators, ink producers, paint manufacturers, and specialty chemical providers.

Our belief in a potential shift in consumer spending was realized. During the 12-month reporting period ended October 31, a significant decline in Americans’ spending on fuel occurred while sales at retailers, excluding gasoline stations, climbed at a substantial rate of
4.9%, according to the U.S. Census Bureau. As a fundamental, bottom-up investment firm, we used our knowledge of individual companies and industries to assess which corporations had the strongest potential for benefiting from increasing consumer spending. Among retailers, we continued to believe that leading online stores would benefit not only from increasing consumer spending but also from capturing market share from traditional brick and mortar companies.

The Web of Global Economics, the Federal Reserve, and Corporate Earnings
From a broader perspective, a mishmash of global and domestic developments drove market volatility.As concerns that corporate earnings would be hurt by declining oil prices strengthened, investors grew fearful that both a strengthening U.S. dollar and a slowdown in economic growth in various countries, including China and Brazil, would curtail our country’s exports. In addition, the value of U.S. multinationals’ foreign earnings could be crimped when repatriated, thanks to the strong U.S. dollar. In Europe, fears over Greece’s debt crisis festered along with concerns that an embargo targeting Russia in response to the country’s intervention in the Ukraine would further hinder eurozone growth. Against that backdrop, economic growth in the U.S. drove speculation that the Federal Reserve would raise interest rates, thereby providing a headwind for both the economy and corporate earnings. Fear continued in the late summer when China changed the onshore yuan’s daily fixing calculation, which resulted in currency devaluation and misguided speculation that the moderation of the country’s economic growth was worse than feared. Without a doubt, those issues created a smorgasbord of fears for the financial press and pundits who increasingly forecasted gloom and doom. As those events unfolded, however, we urged investors to avoid overreacting to short-term disruptions and, when possible, to buy U.S.
equities during market dips.

Our Optimistic Perspective
For Alger, our best thinking comes not from listening to pundits, but instead from the collective efforts of our more than 40-person investment team. We focus our efforts on developing our research, improving our analysis, and understanding how change will impact businesses. During the reporting period, we continued to serve our clients by searching for companies across the globe with attractive potential for growing their earnings. We reasoned that certain fears that fueled negative views of U.S. equities also created potential opportunities and that “headline” developments were not as bad as some believed.

With China, we continued to believe that the country’s central bank, the People’s Bank of
China, was willing to provide additional stimulus if needed and that the country’s economy was heading for a soft landing. Since starting its easing cycle in November of 2014, the bank has lowered interest rates six times. It has also lowered banking reserve requirements.
China is also working to increase the role of both domestic consumption and its service industry in fostering economic growth while the country continues to improve its global trading infrastructure with programs such as “One Belt, One Road” and “Made in China
2025.” For the third quarter, China’s GDP grew 6.9% from the year earlier, which fell short of the country’s goal of 7.0%. Other data, however, have been encouraging, including an
8.4% growth rate for the country’s service sector during the first nine months of the year.

We also held to our belief that central banks for Japan and the eurozone would continue with stimulus programs, including asset purchases, or quantitative easing. While Japan’s GDP declined marginally in the second and third quarters, we remained optimistic that stimulus, currency weakness, and other developments such as growing corporate activism would eventually drive expansion. Regarding the eurozone, we have maintained that conditions, while not likely to rapidly improve, would not worsen drastically. Encouragingly, for the second quarter of 2015, its economy expanded at a slow, but nevertheless positive, 1.5%
year-on-year rate.

During the reporting period, we also maintained that volatility in equities across the globe was a result of investors overreacting to the potential for the Federal Reserve to raise interest rates. We maintained that with low and sometimes negative debt yields in certain countries, foreign investors have been flocking to U.S. bonds, which could help keep interest rates low even as the Fed increases its benchmark rate. In our opinion, Fed rate increases, furthermore, are likely to be gradual and modest.

Looking abroad, we continued to maintain that emerging markets and other non-U.S.
equities offered potential for attractive gains. With emerging market equities, furthermore, we have maintained that valuations are highly attractive with the asset class trading at an approximately 30% discount to stocks of developed markets.

The U.S. Economy and Corporate Fundamentals
Our optimism is based, in part, on the growing strength of the U.S. economy and the strength of fundamentals among domestic businesses. Americans’ finances have been strengthening with the national savings rate running at nearly 5.0%, which is higher than the approximately 3% pace that existed prior to the financial crisis. At the same time, Americans’
debt service burden is relatively low at 10.1% of disposable personal income compared to the 11.4% average since 1980 and the peak of more than 13% at the end of 2007. While job growth has been slow, the country has added jobs every month since October of 2010 and the seasonally adjusted unemployment rate has fallen from a post-financial crisis high of 10.0% to only 5.1%. With more Americans working and personal finances improving, individuals are likely to increase their spending, which could support both economic growth and corporate earnings.

Strength in the real estate market has also continued. The National Association of Home
Builders Housing Market Index, which measures sentiment toward the real estate market among builders, climbed 10 points year over year to 64 for October. At the same time, housing prices have climbed, with existing home prices up 6.2% year over year in September.

Housing starts, which are still below historical averages, have been strengthening and have reached an annualized rate of 1.2 million units. The combination of increasing prices and below-average housing starts implies that the real estate recovery has considerable potential for strengthening. In addition to the real estate recovery creating new construction jobs and supporting industries that provide trucks, equipment, and home building materials, the resulting higher home prices can help make Americans feel richer and thereby support consumer spending.

Other economic indicators are encouraging. According to the Institute for Supply
Management, economic activity among manufacturers has increased for 34 consecutive months. Capital expenditures in the U.S., furthermore, have increased at an average rate of
3.25% this year despite energy companies tightening their belts. The current spending rate is below historical averages, suggesting that potential exists for businesses to further increase capital outlays. In a similar manner, spending on research and development among S&P
500 companies has surged, setting a 10-year record at $54.4 billion in the second quarter, according to FactSet Research Systems Inc.

Finally, corporate fundamentals are strong with S&P 500 ex-energy earnings expected to grow at a high single-digit annualized rate this year after stripping out the impact of currency exchange rates. With strong fundamentals, corporations are continuing to grow their cash balances. At the end of the second quarter, S&P 500 companies (not including financials)
held $1.43 trillion in cash, up 5.5% year over year and 3.9% quarter over quarter, according to FactSet. High cash balances and strong fundamentals are allowing corporations to return capital to investors at an impressive rate, with dividends and stock buybacks expected to total $1 trillion this year, which would be an all-time record and a $64 billion increase from last year, according to S&P Capital IQ. Mergers and acquisitions are also continuing at a brisk pace.

The Road Ahead
We have learned in our 51 years of history that "good” television and “good” press are fueled most easily by talking heads who forecast doom and gloom for financial markets. Fortunately, we have also learned that the best research is done not by reading the newspaper or watching television, but instead by doing the hard work of talking to company management, reading voluminous company filings, understanding how a company drives revenue and profit growth, and most importantly, by believing what our research and analysis indicates. It is also important to have conviction that allows us to look through the next three months and to predict what the future truly holds for a company, industry, or sector. We maintain that well-managed companies that can capture market share with compelling products and services have potential over the long run for generating attractive returns and are best suited for weathering periods of market volatility. At Alger, we will continue to use our time-tested and research-driven investment strategy to find companies, whether in the U.S. or not, that we believe have the most potential for generating strong returns over time for our clients.

Portfolio Matters
Alger Spectra Fund
The Alger Spectra Fund returned 9.66% for the fiscal 12-month period ended October 31,
2015, compared to the 8.72% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Health Care and the largest sector underweight was
Consumer Staples. Relative outperformance in the Information Technology and Consumer
Discretionary sectors was the most important contributor to performance, while Consumer
Staples and Energy detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.07% of assets. In aggregate, long positions contributed
9.66 percentage points to performance. The Fund’s average allocation to short positions was
-3.54%. The short positions provided an approximately 0.00 percentage point contribution to performance.

Among the most important relative contributors were Facebook, Inc., Cl. A; Allergan PLC.;
Alphabet, Inc., Cl. C; Amazon.com, Inc.; and CVS Caremark Corp. Regarding Alphabet,
Class C shares were held during the entire reporting period. During that timeframe, the shares generated a positive return and supported performance. Also during the reporting period, shares of Facebook performed strongly after the company reported continued strong user growth and said earnings and operating margins exceeded consensus expectations, with exceptionally strong mobile advertising revenues helping to offset the adverse impact upon foreign revenues of a strong U.S. dollar.

Conversely, detracting from overall results on a relative basis were Alphabet, Inc., Cl. A;
Yum! Brands, Inc.; The Kraft Heinz Co.; and Weatherford International PLC. Unlike Class
C shares of Alphabet, Class A shares were sold early in the reporting period. During the shortened holding period, Class A shares declined in value. Shares of SunEdison, Inc. also detracted from results. The company develops and operates commercial and utility-scale solar and wind-energy projects. Its stock surrendered gains achieved during the first half of 2015 because investors began scrutinizing the company’s debt, operating losses, and acquisition strategy. In addition, investors grew concerned that low oil prices may make the development of alternative energy projects less appealing.

Among short positions, Cummins, Inc. was a top contributor to relative performance, while
Accenture PLC., Cl. A was among top detractors. Cummins is a diesel-engine manufacturer whose results disappointed due to weakening global demand for trucks. The weakness was driven by general macroeconomic sluggishness that is impacting high ticket capital goods and other expenditures. Short selling entails selling borrowed stock with the goal of buying the stock in the future to return the security to the lender. As the price of Cummins declined, the portfolio’s cost of purchasing the stock to return the security to the lender also declined, resulting in the position having a positive impact on performance. Accenture is a global firm that provides business services such as consulting, technology, and outsourcing. The trading price of Accenture stock gained as a result of multiple expansion after an analyst meeting late in the reporting period during which the company forecasted margin expansion. As the trading price of Accenture climbed, the portfolio’s cost of purchasing the stock also increased, resulting in the short position detracting from overall performance.

Alger Green Fund
The Alger Green Fund returned 5.30% for the fiscal 12-month period ended October 31,
2015, compared to the 8.72% return of the Russell 3000 Growth Index.

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Fund’s management, conduct their business in an environmentally sustainable manner while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during times when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies. During the period, the Fund’s focus on environmentally sustainable companies appeared to be detrimental as the Fund underperformed its benchmark.

During the period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Consumer Discretionary and Energy sectors was the most important contributor to performance, while Consumer
Staples and Information Technology detracted from results.

Among the most important relative contributors were Acuity Brands, Inc.; NIKE, Inc.,
Cl. B; Amazon.com, Inc.; Starbucks Corp.; and The Home Depot, Inc. Shares of online retailer Amazon.com performed strongly after the company reported strong second-quarter revenue growth and margins that exceeded expectations. Amazon also provided strong year-
ahead guidance.

Conversely, detracting from overall results on a relative basis were SunEdison, Inc.; SolarCity
Corp.; TerraForm Power, Inc., Cl. A; United Natural Foods, Inc.; and BorgWarner, Inc.
Performance of SunEdison shares weakened in response to reasons described in the Alger
Spectra Fund discussion.

Alger Analyst Fund
The Alger Analyst Fund returned 1.75% for the fiscal 12-month period ended October 31,
2015, compared to the 4.94% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the
Consumer Discretionary and Materials sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

Among the most important relative contributors were Royal Caribbean Cruises Ltd.;
Facebook, Inc., Cl. A; Amazon.com, Inc.; CoStar Group, Inc.; and Visa, Inc., Cl. A. Shares
of Facebook performed strongly in response to reasons described in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on a relative basis were GrubHub, Inc.; Pacira
Pharmaceuticals, Inc.; Anadarko Petroleum Corp.; and Biogen, Inc. Shares of Shutterstock,
Inc. also detracted from results. Shutterstock provides an online marketplace for commercial digital images, including photographs and videos, for corporate communications, websites, and other markets. Its competitive position has come into question since a previously weak competitor was acquired by deep-pocketed Adobe Systems, Inc. and relaunched. Even though Shutterstock management has not acknowledged any negative impact from the acquisition, it has lowered guidance for the year, stating that results in Europe have been soft, which we believe indicates competitive pressures.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned 2.86% for the fiscal 12-month period ended October 31, 2015, compared to the 5.20% return of the Fund’s benchmark, the S&P
500 index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long-term periods, generally three-to-five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform in line or modestly outperform when markets are flat, and outperform when markets decline.

During the reporting period, the Fund’s average long exposure was 66.55% of assets. Long positions, in aggregate, outperformed the Fund’s benchmark and contributed approximately
2.68 percentage points to absolute performance. The Fund’s average allocation to short positions was -14.32%. Short positions trailed the performance of the Fund’s benchmark and contributed approximately 0.18 percentage points to performance. Net exposure, which is the difference between long and short exposure, was 52.23%.

Based on the net weightings of long and short positions, the largest sector weightings were
Information Technology and Health Care. There was no sector overweight. The largest sector underweight was Financials. Relative outperformance in the Energy and Industrials sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important relative contributors were Avago Technologies Ltd.; Blackstone
Group LP.; Allergan PLC.; and Habit Restaurants, Inc., Cl. A. Shares of Pharmacyclics,
Inc. also supported performance. Pharmacyclics stock performance strengthened following news that the company would be acquired by pharmaceutical researcher and developer
AbbVie, Inc. for $261.25 per share, which is a substantial premium.

Conversely, detracting from overall results on a relative basis were Tenet Healthcare Corp.;
Amazon.com, Inc.; Accenture PLC.; and Amgen, Inc. Shares of Apple, Inc. also detracted from results. Performance of Apple stock weakened in the third quarter after the company said it had generated disappointing iPhone sales and sales of its Apple Watch appeared to be meaningfully lower than earlier expectations. The company’s quarterly gross margin, meanwhile, dropped below 40% due to a less profitable sales mix.

Among short positions, Cummins, Inc. was a top contributor to relative performance, while
Accenture PLC., Cl. A was among top detractors. The performance of those short positions was driven by developments described in the Alger Spectra Fund discussion.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned -9.43% for the fiscal 12-month period ended
October 31, 2015, compared to the -14.22% return of its benchmark, the MSCI Emerging
Markets Index.

From a country perspective, stock selection resulted in holdings in China, South Korea, and
Taiwan having the greatest contributions to relative performance, while Peru, Columbia, and Thailand were among countries that detracted from results.

During the reporting period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Energy. The Financials and Energy sectors provided the greatest contributions to relative performance, while Information Technology and Health Care detracted from results.

Among the most important relative contributors were Luxoft Holding, Inc.; CRRC Corp.
Ltd.; Aurobindo Pharma Ltd.; CJ CGV Co. Ltd.; and ASPEED Technology, Inc. Shares
of Eastern European software developer Luxoft performed strongly late in the reporting period as investors anticipated strong first-quarter earnings. The company released strong quarterly results, with earnings climbing 31.8% year over year, but only modestly increased its guidance for fiscal-year 2016. Management continues to work toward decreasing client concentration in the financial sector and the company continues to gain new automotive industry clients.

Conversely, detracting from overall results on a relative basis were Itau Unibanco Holding
S.A.; Qiwi PLC.; TPK Holding Co. Ltd.; Cemex SAB de CV; and Restoque Comercio E
Confeccoes De Roupas S.A. Shares of Taiwanese touch-panelprovider TPK underperformed after the company released weak second-quarter results. The results fueled speculation that the company may lose its lead position in Apple’s touch-display supply chain as technology moves toward in-cell panels. Utilization of TPK technology, however, may potentially improve with the company having guided to a supply chain share recovery in the third quarter as it ramps up its supply of force touch technology for new iPhones.

On behalf of our 159 employees, I thank you for putting your trust in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless proceeded or accompanied by an effective prospectus for the funds. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic Opportunities Fund

may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The S&P 500 is an unmanaged index generally representative of the U.S.
stock market without regard to company size.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000
Index companies with higher price-to-book ratios and higher forecasted growth values.
• The Russell Midcap Growth Index measures the performance of the mid-
cap growth segment of the U.S. equity universe. It includes those Russell
Midcap Index companies with higher price-to-book ratios and higher fore-
casted growth values.
• FactSet Research Systems Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Spectra Fund’s Class A shares performance prior to September 23, 2008 is that of the fund’s Class N shares, adjusted to reflect applicable sales charges and operating expenses.

	FUND PERFORMANCE AS OF 9/30/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS

Alger Spectra Class A	(3.07)%	13.51%	11.20%
Alger Spectra Class C*	0.61%	13.88%	10.98%
Alger Spectra Class I†	2.29%	14.80%	11.87%

	1 YEAR	5 YEARS	Since 12/29/2010

Alger Spectra Class Z	2.58%	n/a	12.99%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger
Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green
Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 9/30/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Green Class A (Inception 12/4/00)	(5.86)%	8.43%	5.99%	1.10%
Alger Green Class C (Inception 9/24/08)*	(2.32)%	8.71%	n/a	6.45%
Alger Green Class I (Inception 9/24/08)†	(0.50)%	9.61%	n/a	7.29%

Alger Analyst Class A (Inception 3/30/07)	(9.62)%	8.94%	n/a	4.74%
Alger Analyst Class C (Inception 9/24/08)*	(6.00)%	9.42%	n/a	4.68%
Alger Analyst Class I (Inception 9/24/08)†	(4.59)%	10.14%	n/a	5.40%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	(4.54)%	4.93%	n/a	4.78%
Alger Dynamic Opportunities Class C (Inception
12/29/10)‡	(0.91)%	5.27%	n/a	4.94%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	1.08%	n/a	n/a	5.40%

Alger Emerging Markets Class A (Inception 12/29/10)	(19.45)%	n/a	n/a	(5.43)%
Alger Emerging Markets Class C (Inception 12/29/10)	(16.47)%	n/a	n/a	(5.16)%
Alger Emerging Markets Class I (Inception 12/29/10)	(14.96)%	n/a	n/a	(4.46)%
Alger Emerging Markets Class Z (Inception 2/28/14)	(14.59)%	n/a	n/a	(9.00)%

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. The figures for the Alger Spectra Fund Class
A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund
Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	3.91%	14.23%	12.26%	15.87%
Class C (Inception 9/24/08)*	7.89%	14.63%	12.04%	15.16%
Class I (Inception 9/24/08)†	9.65%	15.53%	12.94%	16.04%
Russell 3000 Growth Index	8.72%	15.16%	9.06%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	9.98%	n/a	n/a	14.62%
Russell 3000 Growth Index	8.72%	n/a	n/a	13.98%

ALGER SPECTRA FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class
C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	(0.26)%	9.47%	6.99%	1.62%
Russell 3000 Growth Index	8.72%	15.16%	9.06%	4.32%

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class C (Inception 9/24/08)	3.51%	9.75%	n/a	7.52%
Class I (Inception 9/24/08)	5.42%	10.66%	n/a	8.36%
Russell 3000 Growth Index	8.72%	15.16%	n/a	12.28%

ALGER GREEN FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The pre-
decessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER ANALYST FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through
October 31, 2015. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.
Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/30/2007
Class A (Inception 3/30/07)	(3.59)%	10.21%	n/a	5.81%
Class C (Inception 9/24/08)*	0.20%	10.69%	n/a	5.74%
Class I (Inception 9/24/08)†	1.72%	11.41%	n/a	6.46%
Russell Midcap Growth Index	4.94%	14.10%	n/a	8.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through
October 31, 2015. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the
Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities
Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	(2.52)%	5.13%	n/a	5.20%
Class C (Inception 12/29/10)*	1.15%	5.47%	n/a	5.35%
S&P 500 Index	5.20%	14.33%	n/a	14.59%
Blended S&P 500 / LIBOR	2.92%	7.30%	n/a	7.46%
\
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	3.16%	n/a	n/a	5.92%
S&P 500 Index	5.20%	n/a	n/a	13.28%
Blended S&P 500 / LIBOR	2.92%	n/a	n/a	6.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through October 31, 2015. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	(14.16)%	n/a	n/a	(3.90)%
Class C (Inception 12/29/10)	(10.98)%	n/a	n/a	(3.64)%
Class I (Inception 12/29/10)	(9.38)%	n/a	n/a	(2.93)%
MSCI Emerging Markets Index	(14.22)%	n/a	n/a	(3.14)%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	(9.03)%	n/a	n/a	(4.49)%
MSCI Emerging Markets Index	(14.22)%	n/a	n/a	(4.71)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
October 31, 2015 (Unaudited)

				Alger Dynamic
SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Opportunities Fund*
Consumer Discretionary	19.0%	25.6%	28.9%	11.9%
Consumer Staples	5.5	6.7	1.8	2.7
Energy	1.9	0.0	5.9	0.8
Financials	7.2	0.8	4.3	25.9
Health Care	18.5	10.2	13.8	15.5
Industrials	8.4	18.2	14.5	7.1
Information Technology	32.6	29.5	22.9	14.1
Materials	1.3	1.5	4.3	(0.3)
Telecommunication Services	0.7	0.0	1.4	0.0
Utilities	0.4	2.9	0.0	0.1
Short-Term Investments and
Net Other Assets	4.5	4.6	2.2	22.2
	100.0%	100.0%	100.0%	100.0%
	Alger Emerging Markets
COUNTRY	Fund
Brazil	5.2%
Cayman Islands	1.3
Chile	0.9
China	22.6
Colombia	1.2
Hong Kong	2.0
India	11.3
Indonesia	2.0
Luxembourg	1.3
Malaysia	1.1
Mexico	5.6
Peru	0.9
Philippines	1.3
Russia	4.0
South Africa	6.2
South Korea	14.6
Taiwan	9.6
Thailand	1.7
United Arab Emirates	0.8
United Kingdom	1.8
United States	0.2
Cash and Net Other Assets	4.4
	100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—95.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	178,292	$74,883
AEROSPACE & DEFENSE—2.8%
Hexcel Corp.	173,700	8,045,784
Honeywell International, Inc.+	678,200	70,044,496
Lockheed Martin Corp.	113,700	24,994,671
The Boeing Co.+	344,900	51,069,343
		154,154,294
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	251,100	25,868,322
AIRLINES—1.3%
Delta Air Lines, Inc.	871,800	44,322,312
United Continental Holdings, Inc.*	465,149	28,053,136
		72,375,448
ALTERNATIVE CARRIERS—0.3%
Level 3 Communications, Inc.*	280,100	14,271,095
APPAREL ACCESSORIES & LUXURY GOODS—0.2%
Ralph Lauren Corp.	35,700	3,954,489
Under Armour, Inc., Cl. A*	55,500	5,276,940
		9,231,429
APPAREL RETAIL—0.3%
VF Corp.	277,000	18,703,040
APPLICATION SOFTWARE—2.1%
Adobe Systems, Inc.*	396,700	35,171,422
salesforce.com, inc.*	1,042,221	80,990,994
		116,162,416
AUTO PARTS & EQUIPMENT—1.9%
Delphi Automotive PLC.	897,360	74,651,378
Lear Corp.	230,400	28,813,824
WABCO Holdings, Inc.*	19,400	2,177,262
		105,642,464
BIOTECHNOLOGY—6.0%
Biogen, Inc.*+	180,080	52,315,041
BioMarin Pharmaceutical, Inc.*	165,400	19,358,416
Celgene Corp.*	445,800	54,704,118
Gilead Sciences, Inc.+	767,947	83,038,109
Incyte Corp.*	271,900	31,956,407
Intercept Pharmaceuticals, Inc.*	30,712	4,827,926
Regeneron Pharmaceuticals, Inc.*	11,300	6,298,507
Vertex Pharmaceuticals, Inc.*+	645,028	80,460,793
		332,959,317
BREWERS—1.5%
Anheuser-Busch InBev SA#	212,600	25,369,558
Molson Coors Brewing Co., Cl. B	666,200	58,692,220
		84,061,778
BROADCASTING—0.1%
CBS Corp., Cl. B	181,100	8,424,772
BUILDING PRODUCTS—0.7%
Fortune Brands Home & Security, Inc.	270,135	14,136,165

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—(CONT.)
Lennox International, Inc.	194,000	$25,765,140
		39,901,305
CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	1,428,455	89,449,852
COMMUNICATIONS EQUIPMENT—1.5%
Arista Networks, Inc.*	315,158	20,330,843
ARRIS Group, Inc.*	644,800	18,222,048
Cisco Systems, Inc.	1,546,800	44,625,180
		83,178,071
COMPUTER STORAGE & PERIPHERALS—0.2%
SanDisk Corp.	123,100	9,478,700
CONSUMER FINANCE—0.2%
Discover Financial Services	101,000	5,678,220
LendingClub Corp.*	454,481	6,444,541
		12,122,761
DATA PROCESSING & OUTSOURCED SERVICES—4.7%
Alliance Data Systems Corp.*	191,259	56,863,213
Fiserv, Inc.*	184,400	17,796,444
Visa, Inc., Cl. A+	2,443,756	189,586,591
		264,246,248
DIVERSIFIED BANKS—0.0%
JPMorgan Chase & Co.	40,700	2,614,975
DRUG RETAIL—1.4%
CVS Caremark Corp.	407,500	40,252,850
Walgreens Boots Alliance, Inc.	443,450	37,551,346
		77,804,196
FOOD RETAIL—0.8%
The Kroger Co.	1,208,200	45,669,960
FOOTWEAR—0.3%
NIKE, Inc., Cl. B	117,743	15,427,865
GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.	367,564	24,909,812
Dollar Tree, Inc.*	25,100	1,643,799
		26,553,611
HEALTH CARE EQUIPMENT—2.4%
DexCom, Inc.*	304,598	25,379,106
Edwards Lifesciences Corp.*	318,500	50,052,275
Hologic, Inc.*	862,769	33,527,203
Steris Corp.*	331,200	24,823,440
		133,782,024
HEALTH CARE FACILITIES—0.9%
Amsurg Corp.*	88,100	6,174,929
HCA Holdings, Inc.*	372,751	25,641,541
Universal Health Services, Inc., Cl. B	160,400	19,583,236
		51,399,706
HEALTH CARE SERVICES—0.0%
Adeptus Health, Inc., Cl. A*	25,600	1,661,184

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME ENTERTAINMENT SOFTWARE—0.3%
Activision Blizzard, Inc.	491,200	$17,074,112
HOME IMPROVEMENT RETAIL—1.6%
Lowe's Companies, Inc.	458,000	33,814,140
The Home Depot, Inc.	457,658	56,584,835
		90,398,975
HOTELS RESORTS & CRUISE LINES—1.8%
Carnival Corp.	258,800	13,995,904
Ctrip.com International Ltd.#*	188,680	17,541,579
Norwegian Cruise Line Holdings Ltd.*	709,800	45,157,476
Royal Caribbean Cruises Ltd.+	263,377	25,903,128
		102,598,087
HOUSEWARES & SPECIALTIES—0.8%
Jarden Corp.*	979,177	43,867,130
INDUSTRIAL CONGLOMERATES—1.3%
Danaher Corp.	330,500	30,838,955
General Electric Co.	1,374,300	39,744,756
		70,583,711
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	331,600	46,085,768
INTERNET RETAIL—5.4%
Amazon.com, Inc.*+	398,448	249,388,603
NetFlix, Inc.*	378,080	40,976,311
Qunar Cayman Islands Ltd.#*	196,039	9,515,733
		299,880,647
INTERNET SOFTWARE & SERVICES—11.8%
Alphabet, Inc., Cl. C*+	417,653	296,871,929
Facebook, Inc., Cl. A*+	2,331,218	237,714,299
GrubHub, Inc.*	322,026	7,722,184
LinkedIn Corp., Cl. A*	198,200	47,740,434
Palantir Technologies, Inc., Cl. A*,@	348,292	3,134,628
Yahoo! Inc.*	1,926,795	68,632,438
		661,815,912
INVESTMENT BANKING & BROKERAGE—1.1%
E*TRADE Financial Corp.*	376,700	10,739,717
Morgan Stanley	1,589,100	52,392,627
		63,132,344
LIFE SCIENCES TOOLS & SERVICES—1.4%
ThermoFisherScientific,Inc.+	595,514	77,881,321
MANAGED HEALTH CARE—2.2%
Aetna, Inc.	56,377	6,470,952
Cigna Corp.	170,903	22,907,838
Humana, Inc.	94,960	16,962,705
UnitedHealth Group, Inc.	630,324	74,239,561
		120,581,056
MOVIES & ENTERTAINMENT—1.7%
Live Nation Entertainment, Inc.*	76	2,073
The Walt Disney Co.	461,000	52,434,140

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—(CONT.)
Time Warner, Inc.	560,100	$42,197,934
		94,634,147
MULTI-LINE INSURANCE—0.2%
Hartford Financial Services Group, Inc.	198,290	9,172,895
MULTI-UTILITIES—0.3%
Sempra Energy	146,600	15,013,306
OIL & GAS EQUIPMENT & SERVICES—0.8%
Baker Hughes, Inc.	586,000	30,870,480
Weatherford International PLC.*	1,466,330	15,015,219
		45,885,699
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Anadarko Petroleum Corp.+	345,191	23,086,374
Devon Energy Corp.	61,000	2,557,730
EOG Resources, Inc.	387,300	33,249,705
		58,893,809
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	2,709,557	45,466,366
Citigroup, Inc.	209,700	11,149,749
		56,616,115
PACKAGED FOODS & MEATS—0.1%
General Mills, Inc.	140,400	8,158,644
PHARMACEUTICALS—5.3%
Allergan PLC.*+	397,287	122,551,121
Bristol-Myers Squibb Co.+	1,183,225	78,033,689
Eli Lilly & Co.	246,917	20,141,020
Pacira Pharmaceuticals, Inc.*	179,907	8,986,355
Pfizer,Inc.	780,759	26,405,269
Shire PLC.	538,838	40,796,086
		296,913,540
RAILROADS—0.5%
UnionPacificCorp.	315,305	28,172,502
REGIONAL BANKS—2.1%
Citizens Financial Group, Inc.	4,791,311	116,428,857
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A*,@,(b)	1,122,737	7,709,834
RESTAURANTS—3.1%
McDonald's Corp.	705,122	79,149,945
Starbucks Corp.+	754,260	47,194,048
Yum! Brands, Inc.+	677,910	48,070,598
		174,414,591
SECURITY & ALARM SERVICES—0.5%
Tyco International PLC.	771,221	28,103,293
SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.	391,200	29,962,008
SunEdison, Inc.*	946,100	6,906,530
		36,868,538
SEMICONDUCTORS—3.0%
Avago Technologies Ltd.	432,504	53,254,218

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—(CONT.)
Broadcom Corp., Cl. A	851,100	$43,746,540
Microsemi Corp.*	573,504	20,651,879
NXP Semiconductors NV*	648,361	50,799,084
		168,451,721
SOFT DRINKS—1.2%
PepsiCo, Inc.+	660,715	67,518,466
SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	151,400	14,025,696
SPECIALTY CHEMICALS—0.6%
PPG Industries, Inc.	329,000	34,301,540
SPECIALTY STORES—0.6%
Signet Jewelers Ltd.	212,512	32,076,561
SYSTEMS SOFTWARE—4.2%
Microsoft Corp.+	3,742,520	197,006,253
ServiceNow, Inc.*	442,600	36,138,290
		233,144,543
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.5%
Apple, Inc.+	2,110,195	252,168,302
TOBACCO—0.6%
Altria Group, Inc.	587,900	35,550,313
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	1,604,271	47,791,233
United Rentals, Inc.*	474,400	35,513,584
		83,304,817
WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp., Cl. A*	171,200	20,376,224
TOTAL COMMON STOCKS
(Cost $4,534,623,837)		5,307,022,732
PREFERRED STOCKS—0.6%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	1,537,428	645,720
Choicestream, Inc., Cl. B*,@,(a)	3,765,639	1,581,568
		2,227,288
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc.*,@,(a)	2,912,012	13,104,054
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	1,420,438	12,783,942
Palantir Technologies, Inc., Cl. D*,@	185,062	1,665,558
		14,449,500
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	171,099	6,447,011
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		36,227,853
MASTER LIMITED PARTNERSHIP—1.3%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	2,165,773	71,600,455

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

MASTER LIMITED PARTNERSHIP—(CONT.)	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.0%
Williams Partners LP.	8,500	$287,300
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $71,501,480)		71,887,755
REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	1,436,304	39,527,086
SPECIALIZED—0.9%
Crown Castle International Corp.	582,000	49,737,720
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $91,407,712)		89,264,806
SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC.@	2,715,111	2,715,111
(Cost $2,715,111)		2,715,111
Total Investments
(Cost $4,732,984,624)(c)	98.5%	5,507,118,257
Other Assets in Excess of Liabilities	1.5%	81,088,784
NET ASSETS	100.0%	$5,588,207,041

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on January 27,
2016.
(c) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,829,276,600, amounted to $677,841,657 which consisted of aggregate gross unrealized appreciation of
$832,576,091 and aggregate gross unrealized depreciation of $154,734,434.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	03/14/14	$51,705	0.00%	$74,883	0.00%
Choicestream, Inc., Cl. A	12/17/13	1,229,452	0.03%	645,720	0.01%
Choicestream, Inc., Cl. B	07/10/14	2,259,383	0.05%	1,581,568	0.03%
Intarcia Therapeutics, Inc.	03/27/14	5,541,897	0.14%	6,447,011	0.12%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	2,715,111	0.05%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	3,134,628	0.06%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	12,783,942	0.23%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,665,558	0.03%
Prosetta Biosciences, Inc.	02/06/15	13,104,054	0.28%	13,104,054	0.23%
TerraForm Global, Inc., Cl. A	06/08/15	15,999,000	0.31%	7,709,834	0.14%
Total				$49,862,309	0.90%

+ All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments- Securities Sold Short October 31, 2015

COMMON STOCKS—-3.0%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.2%
Deere & Co.	(140,600)	$(10,966,800)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
Waddell & Reed Financial, Inc., Cl. A	(248,100)	(9,164,814)
BREWERS—-0.1%
The Boston Beer Co., Inc., Cl. A*	(34,600)	(7,597,814)
BROADCASTING—-0.3%
Scripps Networks Interactive, Inc., Cl. A	(317,700)	(19,087,416)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-0.2%
PACCAR, Inc.	(208,900)	(10,998,585)
GENERAL MERCHANDISE STORES—-0.1%
Target Corp.	(66,569)	(5,137,795)
HOME FURNISHING RETAIL—0.0%
Bed Bath & Beyond, Inc.*	(18,700)	(1,115,081)
HOUSEWARES & SPECIALTIES—-0.1%
Tupperware Brands Corp.	(95,500)	(5,622,085)
INDUSTRIAL MACHINERY—-0.1%
Donaldson Co., Inc.	(101,639)	(3,069,498)
IT CONSULTING & OTHER SERVICES—-0.3%
Cognizant Technology Solutions Corp., Cl. A*	(228,500)	(15,563,135)
LIFE & HEALTH INSURANCE—-0.1%
MetLife, Inc.	(67,700)	(3,410,726)
REGIONAL BANKS—-0.2%
Hancock Holding Co.	(433,200)	(11,956,320)
RESTAURANTS—-0.3%
Brinker International, Inc.	(301,300)	(13,712,163)
Jack in the Box, Inc.	(65,568)	(4,886,783)
		(18,598,946)
SEMICONDUCTORS—-0.2%
Linear Technology Corp.	(223,342)	(9,920,852)
SPECIALTY CHEMICALS—-0.1%
The Valspar Corp.	(68,200)	(5,520,790)
SYSTEMS SOFTWARE—-0.2%
NetSuite, Inc.*	(133,300)	(11,339,831)
TRADING COMPANIES & DISTRIBUTORS—-0.3%
Fastenal Co.	(282,300)	(11,054,868)
WW Grainger, Inc.	(35,700)	(7,497,000)
		(18,551,868)
TOTAL (Proceeds $183,632,839)		$(167,622,356)
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—95.3%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	3,619	$1,520
AEROSPACE & DEFENSE—3.2%
Hexcel Corp.	17,450	808,284
Honeywell International, Inc.	17,515	1,808,949
		2,617,233
AGRICULTURAL & FARM MACHINERY—0.4%
Lindsay Corp.	5,510	373,468
AIR FREIGHT & LOGISTICS—2.2%
FedEx Corp.	5,515	860,616
United Parcel Service, Inc., Cl. B	9,750	1,004,445
		1,865,061
APPLICATION SOFTWARE—1.5%
EnerNOC, Inc.*	37,525	294,196
SAP SE#	11,780	927,204
		1,221,400
AUTO PARTS & EQUIPMENT—3.0%
BorgWarner, Inc.	18,195	779,110
Delphi Automotive PLC.	7,260	603,959
Johnson Controls, Inc.	24,140	1,090,645
		2,473,714
AUTOMOBILE MANUFACTURERS—1.9%
Tesla Motors, Inc.*	7,545	1,561,287
COMMODITY CHEMICALS—0.5%
Calgon Carbon Corp.	24,065	413,918
COMMUNICATIONS EQUIPMENT—1.1%
Cisco Systems, Inc.	31,190	899,831
CONSTRUCTION & ENGINEERING—0.6%
AECOM*	16,870	497,159
CONSUMER ELECTRONICS—1.3%
Harman International Industries, Inc.	9,665	1,062,763
DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Alliance Data Systems Corp.*	3,065	911,255
PayPal Holdings, Inc.*	21,835	786,278
Visa, Inc., Cl. A	17,900	1,388,682
		3,086,215
DISTRIBUTORS—1.8%
LKQ Corp.*	51,590	1,527,580
DRUG RETAIL—1.0%
CVS Caremark Corp.	8,185	808,514
ELECTRIC UTILITIES—1.9%
Duke Energy Corp.	9,935	710,055
ITC Holdings Corp.	27,560	901,763
		1,611,818

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—3.9%
Acuity Brands, Inc.	12,295	$2,687,687
SolarCity Corp.*	17,275	512,204
		3,199,891
ELECTRONIC EQUIPMENT MANUFACTURERS—0.7%
Itron, Inc.*	15,035	552,236
ENVIRONMENTAL & FACILITIES SERVICES—4.1%
Clean Harbors, Inc.*	11,545	536,727
Covanta Holding Corp.	37,680	631,517
Tetra Tech, Inc.	37,500	1,008,750
Waste Management, Inc.	23,160	1,245,081
		3,422,075
FOOD DISTRIBUTORS—1.1%
United Natural Foods, Inc.*	17,545	885,145
FOOTWEAR—3.6%
NIKE, Inc., Cl. B	22,690	2,973,071
HOME IMPROVEMENT RETAIL—3.8%
The Home Depot, Inc.	25,585	3,163,329
HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	13,504	1,031,435
HYPERMARKETS & SUPER CENTERS—0.3%
Wal-Mart Stores, Inc.	4,540	259,870
INDUSTRIAL CONGLOMERATES—1.6%
General Electric Co.	44,755	1,294,315
INDUSTRIAL MACHINERY—2.2%
Woodward Governor Co.	19,370	881,335
Xylem, Inc.	25,755	937,740
		1,819,075
INTERNET RETAIL—3.4%
Amazon.com, Inc.*	4,510	2,822,809
INTERNET SOFTWARE & SERVICES—8.3%
Alphabet, Inc., Cl. A*	2,530	1,865,597
Alphabet, Inc., Cl. C*	2,536	1,802,614
eBay, Inc.*	21,835	609,196
Facebook, Inc., Cl. A*	25,840	2,634,905
		6,912,312
LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	12,950	692,954
MANAGED HEALTH CARE—2.4%
Aetna, Inc.	10,900	1,251,102
Humana, Inc.	4,065	726,131
		1,977,233
MOVIES & ENTERTAINMENT—2.3%
The Walt Disney Co.	16,885	1,920,500

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PACKAGED FOODS & MEATS—1.1%
The WhiteWave Foods Co.*	22,670	$929,017
PHARMACEUTICALS—7.8%
Allergan PLC.*	6,980	2,153,121
Bristol-Myers Squibb Co.	28,475	1,877,926
Johnson & Johnson	16,505	1,667,500
Merck & Co., Inc.	14,250	778,905
		6,477,452
RENEWABLE ELECTRICITY—1.0%
8Point3 Energy Partners LP.	2,410	32,439
TerraForm Power, Inc., Cl. A	44,920	819,790
		852,229
RESTAURANTS—4.4%
Chipotle Mexican Grill, Inc.*	2,905	1,859,868
Starbucks Corp.	28,120	1,759,469
		3,619,337
SEMICONDUCTOR EQUIPMENT—0.6%
SunEdison, Inc.*	67,650	493,845
SEMICONDUCTORS—4.3%
Broadcom Corp., Cl. A	20,825	1,070,405
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	391,124
First Solar, Inc.*	21,175	1,208,457
Intel Corp.	25,545	864,954
		3,534,940
SOFT DRINKS—2.0%
The Coca-Cola Co.	40,030	1,695,270
SPECIALTY CHEMICALS—1.0%
Chemtura Corp.*	27,245	870,205
SYSTEMS SOFTWARE—2.0%
Microsoft Corp.	31,350	1,650,264
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.3%
Apple, Inc.	47,490	5,675,055
EMC Corp.	15,480	405,886
		6,080,941
TOTAL COMMON STOCKS
(Cost $56,528,855)		79,151,231
PREFERRED STOCKS—0.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	31,215	13,110

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments October 31, 2015 (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
ADVERTISING—(CONT.)
Choicestream, Inc., Cl. B*,@,(a)	69,819	$29,324
		42,434
TOTAL PREFERRED STOCKS
(Cost $66,854)		42,434
Total Investments
(Cost $56,595,709)(b)	95.4%	79,193,665
Other Assets in Excess of Liabilities	4.6%	3,828,646
NET ASSETS	100.0%	$83,022,311

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,619,854, amounted to $22,573,811 which consisted of aggregate gross unrealized appreciation of
$26,012,925 and aggregate gross unrealized depreciation of $3,439,114.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	03/14/14	$1,050	0.00%	$1,520	0.00%
Choicestream, Inc., Cl. A	12/17/13	24,962	0.03%	13,110	0.02%
Choicestream, Inc., Cl. B	07/10/14	41,892	0.05%	29,324	0.03%
Total				$43,954	0.05%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER ANALYST FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—96.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.8%
Honeywell International, Inc.	2,411	$249,008
AIR FREIGHT & LOGISTICS—0.9%
Forward Air Corp.	1,811	82,147
AIRLINES—1.0%
United Continental Holdings, Inc.*	1,552	93,601
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Under Armour, Inc., Cl. A*	1,965	186,832
APPLICATION SOFTWARE—1.0%
ACI Worldwide, Inc.*	3,785	90,651
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
PJT Partners, Inc.*	82	1,763
WisdomTree Investments, Inc.	3,946	75,882
		77,645
AUTO PARTS & EQUIPMENT—2.1%
Delphi Automotive PLC.	2,326	193,500
BIOTECHNOLOGY—6.8%
Biogen, Inc.*	454	131,891
Celgene Corp.*	1,501	184,188
Intercept Pharmaceuticals, Inc.*	509	80,015
Vertex Pharmaceuticals, Inc.*	1,739	216,923
		613,017
BROADCASTING—0.9%
CBS Corp., Cl. B	1,694	78,805
BUILDING PRODUCTS—2.0%
Lennox International, Inc.	1,339	177,833
CABLE & SATELLITE—1.2%
Comcast Corporation, Cl. A	1,749	109,522
CONSTRUCTION MATERIALS—1.6%
Vulcan Materials Co.	1,526	147,381
DATA PROCESSING & OUTSOURCED SERVICES—4.5%
Alliance Data Systems Corp.*	416	123,681
Visa, Inc., Cl. A	3,591	278,590
		402,271
EDUCATION SERVICES—1.5%
Grand Canyon Education, Inc.*	3,362	139,725
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Stericycle, Inc.*	563	68,331
GENERAL MERCHANDISE STORES—2.1%
Dollar Tree, Inc.*	2,942	192,672
HEALTH CARE FACILITIES—0.8%
HCA Holdings, Inc.*	1,095	75,325

THE ALGER FUNDS II | ALGER ANALYST FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME IMPROVEMENT RETAIL—1.3%
The Home Depot, Inc.	984	$121,662
HOTELS RESORTS & CRUISE LINES—6.0%
Diamond Resorts International, Inc.*	3,342	95,047
Hilton Worldwide Holdings, Inc.	1,982	49,530
Norwegian Cruise Line Holdings Ltd.*	3,664	233,104
Royal Caribbean Cruises Ltd.	1,661	163,359
		541,040
HOUSEWARES & SPECIALTIES—1.7%
Jarden Corp.*	3,466	155,277
INDUSTRIAL CONGLOMERATES—2.2%
Danaher Corp.	2,088	194,831
INTERNET RETAIL—2.4%
Amazon.com, Inc.*	345	215,935
INTERNET SOFTWARE & SERVICES—11.4%
Alphabet, Inc., Cl. C*	318	226,038
Criteo SA#*	3,126	118,976
Facebook, Inc., Cl. A*	3,033	309,275
GrubHub, Inc.*	3,704	88,822
LinkedIn Corp., Cl. A*	698	168,127
Yahoo! Inc.*	3,346	119,184
		1,030,422
INVESTMENT BANKING & BROKERAGE—1.2%
TD Ameritrade Holding Corp.	3,241	111,717
MANAGED HEALTH CARE—0.8%
UnitedHealth Group, Inc.	587	69,137
OIL & GAS EQUIPMENT & SERVICES—3.5%
Baker Hughes, Inc.	2,866	150,981
US Silica Holdings, Inc.	2,047	36,969
Weatherford International PLC.*	12,103	123,934
		311,884
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Anadarko Petroleum Corp.	2,336	156,232
Oasis Petroleum, Inc.*	4,896	56,940
		213,172
PHARMACEUTICALS—5.4%
Aerie Pharmaceuticals, Inc.*	3,479	79,356
Allergan PLC.*	601	185,391
Pacira Pharmaceuticals, Inc.*	752	37,562
Shire PLC.#	827	187,770
		490,079
RAILROADS—1.1%
Genesee & Wyoming, Inc., Cl. A*	1,493	100,180
REGIONAL BANKS—1.0%
Citizens Financial Group, Inc.	3,685	89,546

THE ALGER FUNDS II | ALGER ANALYST FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—2.6%
CoStar Group, Inc.*	1,151	$233,734
RESTAURANTS—1.5%
Starbucks Corp.	2,146	134,275
SECURITY & ALARM SERVICES—2.0%
Tyco International PLC.	4,839	176,333
SOFT DRINKS—1.8%
PepsiCo, Inc.	1,554	158,803
SPECIALTY CHEMICALS—2.7%
PPG Industries, Inc.	2,326	242,509
SPECIALTY STORES—6.1%
Signet Jewelers Ltd.	824	124,375
The Michaels Cos, Inc.*	3,861	90,270
Tiffany & Co.	820	67,601
Tractor Supply Co.	1,470	135,813
Ulta Salon, Cosmetics & Fragrance, Inc.*	773	134,471
		552,530
SYSTEMS SOFTWARE—3.4%
ServiceNow, Inc.*	1,892	154,482
TubeMogul, Inc.*	12,357	147,666
		302,148
TRADING COMPANIES & DISTRIBUTORS—1.7%
HD Supply Holdings, Inc.*	4,993	148,741
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp., Cl. A*	1,096	130,446
TOTAL COMMON STOCKS
(Cost $8,039,664)		8,702,667
MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	3,301	109,131
(Cost $114,497)		109,131
Total Investments
(Cost $8,154,161)(a)	97.8%	8,811,798
Other Assets in Excess of Liabilities	2.2%	199,987
NET ASSETS	100.0%	$9,011,785

# American Depositary Receipts.
(a) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $8,159,046, amounted to $652,752 which consisted of aggregate gross unrealized appreciation of $1,233,541 and aggregate gross unrealized depreciation of $580,789.
* Non-income producing security.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—65.7%	SHARES	VALUE
AEROSPACE & DEFENSE—3.6%
General Dynamics Corp.	5,350	$794,903
Hexcel Corp.	14,610	676,735
Honeywell International, Inc.	10,505	1,084,957
The Boeing Co.	13,430	1,988,580
		4,545,175
AIRLINES—0.6%
Delta Air Lines, Inc.	14,870	755,991
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Ralph Lauren Corp.	9,874	1,093,743
APPAREL RETAIL—0.9%
VF Corp.	15,965	1,077,957
APPLICATION SOFTWARE—2.1%
Blackbaud, Inc.	15,025	941,917
Guidewire Software, Inc.*	18,550	1,080,167
salesforce.com, inc.*	8,030	624,011
		2,646,095
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	16,075	1,337,279
BIOTECHNOLOGY—4.1%
BioMarin Pharmaceutical, Inc.*	2,690	314,838
Celgene Corp.*	10,410	1,277,411
Gilead Sciences, Inc.+	10,115	1,093,735
Incyte Corp.*	7,400	869,722
Vertex Pharmaceuticals, Inc.*	12,480	1,556,755
		5,112,461
BREWERS—1.5%
Molson Coors Brewing Co., Cl. B	14,645	1,290,225
SABMiller PLC.	9,980	612,847
		1,903,072
BROADCASTING—0.6%
CBS Corp., Cl. B	15,564	724,037
CABLE & SATELLITE—1.7%
Comcast Corporation, Cl. A+	34,558	2,164,022
CONSUMER FINANCE—0.8%
LendingClub Corp.*	73,080	1,036,274
DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Alliance Data Systems Corp.*	3,540	1,052,477
Fiserv, Inc.*	6,970	672,675
Vantiv, Inc., CL. A*	13,365	670,255
Visa, Inc., Cl. A	12,170	944,148
		3,339,555
DRUG RETAIL—0.4%
CVS Caremark Corp.+	5,595	552,674

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Stericycle, Inc.*	6,130	$743,998
GENERAL MERCHANDISE STORES—0.3%
Burlington Stores, Inc.*	6,655	319,972
HEALTH CARE EQUIPMENT—3.2%
DexCom, Inc.*	13,660	1,138,151
Edwards Lifesciences Corp.*	4,290	674,174
Hologic, Inc.*	28,104	1,092,121
Intuitive Surgical, Inc.*	670	332,722
Steris Corp.*	9,867	739,532
		3,976,700
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B	5,302	647,321
HEALTH CARE SUPPLIES—0.5%
Neogen Corp.*	11,590	626,440
HOME IMPROVEMENT RETAIL—1.4%
The Home Depot, Inc.+	14,550	1,798,962
HOTELS RESORTS & CRUISE LINES—1.2%
Norwegian Cruise Line Holdings Ltd.*	9,915	630,792
Royal Caribbean Cruises Ltd.	8,990	884,167
		1,514,959
INDUSTRIAL CONGLOMERATES—0.9%
Danaher Corp.	11,690	1,090,794
INTERNET RETAIL—2.3%
Amazon.com, Inc.*+	4,625	2,894,788
INTERNET SOFTWARE & SERVICES—5.3%
Alphabet, Inc., Cl. C*+	3,382	2,403,959
Criteo SA#*	24,470	931,328
Cvent, Inc.*	8,855	279,907
Demandware, Inc.*	13,675	775,373
Facebook, Inc., Cl. A*+	14,960	1,525,471
Palantir Technologies, Inc., Cl. A*,@	6,606	59,454
Tencent Holdings Ltd.	15,810	297,194
Yahoo! Inc.*	10,170	362,255
		6,634,941
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	21,600	712,152
LIFE SCIENCES TOOLS & SERVICES—1.0%
ThermoFisherScientific,Inc.	9,935	1,299,299
MANAGED HEALTH CARE—1.7%
Aetna, Inc.	8,150	935,457
UnitedHealth Group, Inc.	10,075	1,186,634
		2,122,091
MOVIES & ENTERTAINMENT—1.7%
Lions Gate Entertainment Corp.	20,132	784,544

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—(CONT.)
Live Nation Entertainment, Inc.*	22,440	$612,163
The Walt Disney Co.	5,830	663,104
		2,059,811
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	20,130	931,214
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Anadarko Petroleum Corp.	14,115	944,011
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	76,700	1,287,026
PHARMACEUTICALS—5.0%
Allergan PLC.*+	3,977	1,226,785
Bristol-Myers Squibb Co.	20,025	1,320,649
Pfizer,Inc.	43,190	1,460,686
Shire PLC.#	9,950	2,259,147
		6,267,267
REGIONAL BANKS—1.6%
Citizens Financial Group, Inc.	79,810	1,939,383
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A*,@,(a)	21,123	145,050
RESEARCH & CONSULTING SERVICES—1.5%
Verisk Analytics, Inc., Cl. A*	25,800	1,847,538
RESTAURANTS—2.2%
McDonald's Corp.	19,110	2,145,097
Shake Shack, Inc., Cl. A*	14,035	639,575
		2,784,672
SEMICONDUCTOR EQUIPMENT—0.3%
Lam Research Corp.	4,290	328,571
SEMICONDUCTORS—2.9%
Avago Technologies Ltd.+	7,725	951,179
Broadcom Corp., Cl. A	8,655	444,867
Microsemi Corp.*	18,170	654,302
NXP Semiconductors NV*+	19,530	1,530,176
		3,580,524
SOFT DRINKS—1.5%
PepsiCo, Inc.+	18,075	1,847,084
SYSTEMS SOFTWARE—2.8%
Microsoft Corp.+	42,170	2,219,829
ServiceNow, Inc.*	8,210	670,346
TubeMogul, Inc.*	48,185	575,811
		3,465,986
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.6%
Apple, Inc.+	16,180	1,933,510
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*+	46,890	1,396,853

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—(CONT.)
United Rentals, Inc.*	7,145	$534,875
		1,931,728
TOTAL COMMON STOCKS
(Cost $77,064,840)		81,964,127
PREFERRED STOCKS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc.*,@,(b)	41,418	186,381
Tolero Pharmaceuticals, Inc.*,@,(b)	106,120	320,069
		506,450
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	26,941	242,469
Palantir Technologies, Inc., Cl. D*,@	3,510	31,590
		274,059
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	2,964	111,683
TOTAL PREFERRED STOCKS
(Cost $803,532)		892,192
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR, 12/31/2049*,@,(c)	49,870	–
(Cost $0)		–
MASTER LIMITED PARTNERSHIP—1.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
The Blackstone Group LP.	63,495	2,099,145
(Cost $2,173,449)		2,099,145
REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
MORTGAGE—1.0%
Blackstone Mortgage Trust, Inc., Cl. A+	46,285	1,273,763
SPECIALIZED—0.6%
Crown Castle International Corp.	8,516	727,777
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,068,601)		2,001,540
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING	PRINCIPAL
MORTGAGE-BACKED)—20.1%	AMOUNT	VALUE
United States Treasury Bill, 0.00% 11/19/15	$25,000,000	24,999,845
(Cost $24,999,845)		24,999,845

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments October 31, 2015 (Continued)

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	159,212	$159,212
(Cost $159,212)		159,212
Total Investments
(Cost $107,269,479)(d)	89.9%	112,116,061
Other Assets in Excess of Liabilities	10.1%	12,518,786
NET ASSETS	100.0%	$124,634,847

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on January 27,
2016.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(c) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.
(d) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $108,061,595, amounted to $4,054,466 which consisted of aggregate gross unrealized appreciation of
$5,821,868 and aggregate gross unrealized depreciation of $1,767,402.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Adolor Corp., CPR	10/24/11	$–	0.00%	$–	–%
Intarcia Therapeutics, Inc.	03/27/14	96,003	0.14%	111,683	0.08%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	159,212	0.13%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	59,454	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	242,469	0.19%
Palantir Technologies, Inc., Cl. D	10/14/14	23,176	0.03%	31,590	0.03%
Prosetta Biosciences, Inc.	02/06/15	186,381	0.25%	186,381	0.15%
TerraForm Global, Inc., Cl. A	06/08/15	301,000	0.30%	145,050	0.12%
Tolero Pharmaceuticals, Inc.	08/01/14	154,147	0.20%	154,147	0.13%
Tolero Pharmaceuticals, Inc.	10/31/2014	165,922	0.20%	165,922	0.13%
Total				$1,255,908	1.01%

+ All or a portion of this security is held as collateral for securities sold short.

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2015

COMMON STOCKS—-12.9%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.4%
Deere & Co.	(5,990)	$(467,220)
APPAREL RETAIL—-0.4%
The Gap, Inc.	(20,050)	(545,761)
APPLICATION SOFTWARE—-0.1%
King Digital Entertainment, PLC.	(3,985)	(59,616)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
T. Rowe Price Group, Inc.	(2,710)	(204,930)
BREWERS—-0.4%
The Boston Beer Co., Inc., Cl. A*	(2,210)	(485,294)
BROADCASTING—-0.3%
Scripps Networks Interactive, Inc., Cl. A	(7,064)	(424,405)
COMMUNICATIONS EQUIPMENT—-0.4%
Palo Alto Networks, Inc.*	(1,815)	(292,215)
Polycom, Inc.*	(21,585)	(297,441)
		(589,656)
COMPUTER & ELECTRONICS RETAIL—-0.2%
Best Buy Co., Inc.	(7,210)	(252,566)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-0.3%
PACCAR, Inc.	(7,345)	(386,714)
CONSUMER FINANCE—-0.1%
Capital One Financial Corp.	(1,940)	(153,066)
DIVERSIFIED BANKS—-0.3%
SPDR S&P Regional Banking ETF	(7,445)	(318,869)
ELECTRICAL COMPONENTS & EQUIPMENT—-0.2%
Emerson Electric Co.	(5,545)	(261,890)
GENERAL MERCHANDISE STORES—-0.5%
Target Corp.	(8,445)	(651,785)
HEALTH CARE EQUIPMENT—-0.8%
Varian Medical Systems, Inc.*	(7,971)	(625,963)
Zimmer Biomet Holdings, Inc.	(3,746)	(391,719)
		(1,017,682)
HEALTH CARE FACILITIES—-0.2%
Community Health Systems, Inc.*	(8,845)	(248,014)
HOME FURNISHING RETAIL—-0.1%
Bed Bath & Beyond, Inc.*	(1,085)	(64,699)
INDUSTRIAL MACHINERY—-0.5%
Donaldson Co., Inc.	(22,050)	(665,910)
INSURANCE BROKERS—-0.3%
Aon PLC.	(4,620)	(431,092)
INTERNET SOFTWARE & SERVICES—-0.5%
Constant Contact, Inc.*	(11,025)	(287,753)
Zillow Group, Inc.*	(13,630)	(377,415)
		(665,168)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—-0.8%
Accenture PLC., Cl. A	(3,880)	$(415,936)
Cognizant Technology Solutions Corp., Cl. A*	(8,930)	(608,222)
		(1,024,158)
LIFE & HEALTH INSURANCE—-0.3%
MetLife, Inc.	(7,030)	(354,171)
MARKET INDICES—-1.2%
iShares Russell 2000	(2,873)	(331,372)
iShares Russell 2000 Growth	(3,115)	(440,928)
Powershares QQQ Trust Series 1	(5,535)	(627,282)
		(1,399,582)
REGIONAL BANKS—-0.6%
Cullen/Frost Bankers, Inc.	(4,790)	(327,828)
Hancock Holding Co.	(15,310)	(422,556)
		(750,384)
RESTAURANTS—-0.9%
Brinker International, Inc.	(11,880)	(540,659)
Dunkin' Brands Group, Inc.	(4,935)	(204,358)
Jack in the Box, Inc.	(4,130)	(307,809)
		(1,052,826)
SEMICONDUCTORS—-1.0%
Linear Technology Corp.	(11,540)	(512,607)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(13,600)	(298,656)
Texas Instruments, Inc.	(8,367)	(474,576)
		(1,285,839)
SPECIALIZED FINANCE—-0.1%
On Deck Capital, Inc.*	(15,640)	(148,893)
SPECIALTY CHEMICALS—-0.3%
The Valspar Corp.	(4,875)	(394,631)
SYSTEMS SOFTWARE—-1.0%
Check Point Software Technologies Ltd.*	(5,075)	(431,071)
NetSuite, Inc.*	(4,025)	(342,407)
Oracle Corp.	(11,280)	(438,115)
		(1,211,593)
TOBACCO—-0.3%
Philip Morris International, Inc.	(3,830)	(338,572)
TRADING COMPANIES & DISTRIBUTORS—-0.2%
Fastenal Co.	(6,715)	(262,959)
TOTAL Common Stocks		$ (16,117,945)
(Proceeds $16,626,215)
REAL ESTATE INVESTMENT TRUST—-0.4%	SHARES	VALUE
OFFICE REITS—-0.2%
Boston Properties, Inc.	(2,040)	(256,734)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short October 31, 2015 (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
RETAIL REITS—-0.2%
Simon Property Group, Inc.	(1,255)	$(252,832)
TOTAL Real Estate Investment Trust		$(509,566)
(Proceeds $479,619)
TOTAL (Proceeds $17,105,834)		$ (16,627,511)

* Non-income producing security.
# American Depositary Receipts.
Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—95.4%	SHARES	VALUE
BRAZIL—5.2%
BREWERS—0.9%
Ambev SA	50,535	$250,066
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Cielo SA	19,990	189,766
DIVERSIFIED BANKS—1.1%
Itau Unibanco Holding SA#	44,532	305,044
INDUSTRIAL MACHINERY—0.5%
WEG SA	37,628	140,397
MANAGED HEALTH CARE—0.6%
Odontoprev SA	58,884	150,810
MULTI-LINE INSURANCE—0.6%
BB Seguridade Participacoes SA	21,500	148,171
PAPER PRODUCTS—0.8%
Suzano Papel e Celulose SA	53,181	228,089
TOTAL BRAZIL
(Cost $1,970,078)		1,412,343
CAYMAN ISLANDS—1.3%
RESTAURANTS—1.3%
Gourmet Master Co., Ltd.	58,000	352,392
(Cost $309,307)
CHILE—0.9%
BREWERS—0.9%
Cia Cervecerias Unidas SA#	10,000	239,700
(Cost $206,508)
CHINA—22.6%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Li Ning Co., Ltd.*	525,000	273,541
CONSTRUCTION & ENGINEERING—1.9%
China Communications Construction Co., Ltd.	172,206	237,675
China State Construction International Holdings Ltd.	185,568	281,579
		519,254
CONSUMER ELECTRONICS—0.8%
Haier Electronics Group Co., Ltd.	116,000	223,888
ELECTRONIC EQUIPMENT MANUFACTURERS—1.0%
PAX Global Technology Ltd.	202,145	263,816
HEALTH CARE FACILITIES—0.9%
Phoenix Healthcare Group Co., Ltd.	156,913	237,213
HOTELS RESORTS & CRUISE LINES—0.8%
Ctrip.com International Ltd.#*	2,470	229,636
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.5%
Huadian Power International Corp., Ltd.	256,000	188,161
Huaneng Renewables Corp., Ltd.	717,760	221,059
		409,220
INDUSTRIAL CONGLOMERATES—1.3%
China Everbright International Ltd.	223,299	359,592

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
INTEGRATED OIL & GAS—1.0%
China Petroleum & Chemical Corp.	381,423	$273,954
INTERNET RETAIL—1.6%
Qunar Cayman Islands Ltd.#*	2,502	121,447
Vipshop Holdings Ltd.#*	14,487	297,273
		418,720
INTERNET SOFTWARE & SERVICES—4.7%
Alibaba Group Holding Ltd.#*	3,707	310,758
Tencent Holdings Ltd.	50,907	956,941
		1,267,699
LIFE & HEALTH INSURANCE—2.8%
China Life Insurance Co., Ltd.	105,047	378,806
Ping An Insurance Group Co., of China Ltd.	65,232	366,581
		745,387
REAL ESTATE DEVELOPMENT—1.0%
China Overseas Land & Investment Ltd.	81,033	261,724
WIRELESS TELECOMMUNICATION SERVICES—2.3%
China Mobile Ltd.	51,230	613,907
TOTAL CHINA
(Cost $5,746,374)		6,097,551
COLOMBIA—1.2%
CONSTRUCTION MATERIALS—0.9%
Cementos Argos SA	73,641	231,574
PACKAGED FOODS & MEATS—0.3%
Grupo Nutresa SA	10,970	82,625
TOTAL COLOMBIA
(Cost $381,846)		314,199
HONG KONG—2.0%
FOOD RETAIL—0.8%
China Resources Beer Holdings Company Ltd.	118,000	222,499
LIFE & HEALTH INSURANCE—1.2%
AIA Group Ltd.	54,895	321,513
TOTAL HONG KONG
(Cost $513,225)		544,012
INDIA—11.3%
AUTO PARTS & EQUIPMENT—1.2%
Motherson Sumi Systems Ltd.	85,150	320,140
AUTOMOBILE MANUFACTURERS—0.8%
Maruti Suzuki India Ltd.	3,003	204,841
CONSTRUCTION & ENGINEERING—0.9%
Voltas Ltd.	55,425	238,847
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Tata Motors Ltd.#*	8,330	246,318
CONSTRUCTION MATERIALS—0.8%
Shree Cement Ltd.	1,204	224,855

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
DIVERSIFIED BANKS—2.5%
Axis Bank Ltd.	41,465	$300,373
HDFC Bank Ltd.	18,715	376,172
		676,545
OIL & GAS REFINING & MARKETING—0.8%
Reliance Industries Ltd.	14,560	210,466
PHARMACEUTICALS—2.5%
Aurobindo Pharma Ltd.	37,932	482,394
Sun Pharmaceutical Industries Ltd.	14,980	203,187
		685,581
WIRELESS TELECOMMUNICATION SERVICES—0.9%
Bharti Infratel Ltd.	41,917	249,439
TOTAL INDIA
(Cost $2,654,299)		3,057,032
INDONESIA—2.0%
ALTERNATIVE CARRIERS—1.1%
Tower Bersama Infrastructure Tbk PT*	547,912	285,358
DIVERSIFIED BANKS—0.9%
Bank Rakyat Indonesia Persero Tbk., PT	334,569	256,064
TOTAL INDONESIA
(Cost $589,726)		541,422
LUXEMBOURG—1.3%
APPLICATION SOFTWARE—0.8%
Globant SA*	5,940	205,346
PACKAGED FOODS & MEATS—0.5%
Adecoagro SA*	13,900	147,201
TOTAL LUXEMBOURG
(Cost $311,689)		352,547
MALAYSIA—1.1%
BROADCASTING—0.5%
Astro Malaysia Holdings Bhd	200,300	133,174
HEALTH CARE FACILITIES—0.6%
KPJ Healthcare Bhd.	154,273	153,296
TOTAL MALAYSIA
(Cost $328,753)		286,470
MEXICO—5.6%
DIVERSIFIED REAL ESTATE ACTIVITIES—1.4%
Corp Inmobiliaria Vesta SAB de CV	235,881	386,615
GAS UTILITIES—1.2%
Infraestructura Energetica Nova SAB de CV	65,475	314,615
PACKAGED FOODS & MEATS—0.6%
Gruma SAB de CV, Cl. B	10,600	162,638
RESTAURANTS—1.0%
Alsea SAB de CV	82,700	270,945

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEXICO—(CONT.)
SPECIALIZED FINANCE—1.4%
UnifinFinancieraSAPIdeCVSOFOMENR*	121,856	$368,031
TOTAL MEXICO
(Cost $1,353,393)		1,502,844
PERU—0.9%
DIVERSIFIED BANKS—0.9%
Credicorp Ltd.	2,074	234,735
(Cost $283,510)
PHILIPPINES—1.3%
PACKAGED FOODS & MEATS—1.3%
Universal Robina Corp.	84,591	362,468
(Cost $346,571)
RUSSIA—4.0%
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
QIWI PLC.#	10,200	175,542
FOOD RETAIL—1.3%
Magnit PJSC(a)	3,930	178,376
X5 Retail Group NV*,(a)	8,270	170,924
		349,300
IT CONSULTING & OTHER SERVICES—2.1%
Luxoft Holding, Inc.*	8,429	561,709
TOTAL RUSSIA
(Cost $896,601)		1,086,551
SOUTH AFRICA—6.2%
APPAREL RETAIL—0.9%
Mr Price Group Ltd.	15,997	245,853
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Brait SE	30,348	347,803
CABLE & SATELLITE—2.0%
Naspers Ltd.	3,663	535,250
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
FirstRand Ltd.	82,622	303,022
PHARMACEUTICALS—0.9%
Aspen Pharmacare Holdings Ltd.	10,248	229,933
TOTAL SOUTH AFRICA
(Cost $1,486,700)		1,661,861
SOUTH KOREA—14.6%
AUTOMOBILE MANUFACTURERS—0.9%
Hyundai Motor Co.	1,834	250,144
BUILDING PRODUCTS—1.0%
LG Hausys Ltd.	1,732	256,859
COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	940	249,521
DIVERSIFIED BANKS—1.0%
Shinhan Financial Group Co., Ltd.	7,071	269,467

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
HOME FURNISHINGS—0.5%
Hanssem Co., Ltd.	606	$123,656
HOUSEHOLD PRODUCTS—1.2%
LG Household & Health Care Ltd.	386	318,932
INTERNET SOFTWARE & SERVICES—1.2%
NAVER Corp.	641	336,075
PACKAGED FOODS & MEATS—0.9%
CJ CheilJedang Corp.	809	247,395
PROPERTY & CASUALTY INSURANCE—1.3%
Hyundai Marine & Fire Insurance Co., Ltd.	12,043	358,080
SEMICONDUCTOR EQUIPMENT—0.5%
Eo Technics Co., Ltd.	1,466	127,615
SEMICONDUCTORS—4.5%
Samsung Electronics Co., Ltd.	1,019	1,220,406
SPECIALTY STORES—0.7%
LOTTE Himart Co., Ltd.	3,697	188,280
TOTAL SOUTH KOREA
(Cost $3,792,176)		3,946,430
TAIWAN—9.6%
COMPUTER STORAGE & PERIPHERALS—1.1%
Primax Electronics Ltd.	217,000	283,905
DEPARTMENT STORES—0.6%
Poya International Co., Ltd.	14,180	161,069
DIVERSIFIED BANKS—1.8%
E.Sun Financial Holding Co., Ltd.	512,055	307,746
SinoPac Financial Holdings Co., Ltd.	569,544	187,960
		495,706
ELECTRONIC EQUIPMENT MANUFACTURERS—0.9%
Chroma ATE, Inc.	139,900	249,352
SEMICONDUCTORS—5.2%
ASPEED Technology, Inc.	19,079	211,266
Chipbond Technology Corp.	168,000	239,079
eMemory Technology, Inc.	20,000	205,479
Sitronix Technology Corp.	98,000	274,428
Taiwan Semiconductor Manufacturing Co., Ltd.	110,000	463,482
		1,393,734
TOTAL TAIWAN
(Cost $2,663,070)		2,583,766
THAILAND—1.7%
CATALOG RETAIL—0.2%
COL PCL	41,046	44,292
CONSTRUCTION MATERIALS—0.8%
The Siam Cement PCL	16,000	203,837

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
THAILAND—(CONT.)
HIGHWAYS & RAILTRACKS—0.7%
Airports of Thailand PCL.	24,200	$201,835
TOTAL THAILAND
(Cost $518,157)		449,964
UNITED ARAB EMIRATES—0.8%
DIVERSIFIED BANKS—0.8%
Abu Dhabi Commercial Bank PJSC	101,948	206,961
(Cost $213,183)
UNITED KINGDOM—1.8%
AIRLINES—1.3%
Wizz Air Holdings PLC.*	11,776	343,987
BREWERS—0.5%
SABMiller PLC.	2,398	147,255
TOTAL UNITED KINGDOM
(Cost $354,858)		491,242
TOTAL COMMON STOCKS
(Cost $24,920,024)		25,724,490
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
UNITED STATES—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	43,241	43,241
(Cost $43,241)
Total Investments
(Cost $24,963,265)(b)	95.6%	25,767,731
Other Assets in Excess of Liabilities	4.4%	1,191,553
NET ASSETS	100.0%	$26,959,284

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b)At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$25,195,097, amounted to $572,634 which consisted of aggregate gross unrealized appreciation of $2,758,038 and aggregate gross unrealized depreciation of $2,185,404.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$43,241	0.16%
Total				$43,241	0.16%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015

	Alger Spectra Fund	Alger Green Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$5,491,712,032	$79,149,711
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	15,406,225	43,954
Cash and cash equivalents (a)	150,438,392	4,268,263
Receivable for investment securities sold	299,545,057	604,878
Receivableforsharesofbeneficialinterestsold	20,460,542	132,563
Dividends and interest receivable	2,999,463	31,326
Prepaid expenses	149,856	37,557
Total Assets	5,980,711,567	84,268,252

LIABILITIES:
Securities sold short, at value ‡	167,622,356	—
Payable for investment securities purchased	199,562,319	854,286
Payableforsharesofbeneficialinterestredeemed	17,894,848	246,260
Accrued investment advisory fees	3,560,279	48,904
Accrued transfer agent fees	1,412,930	35,032
Accrued distribution fees	1,445,704	20,884
Accrued administrative fees	125,474	1,894
Accrued shareholder administrative fees	62,339	905
Dividends payable	378,300	—
Accrued other expenses	439,977	37,776
Total Liabilities	392,504,526	1,245,941
NET ASSETS	$5,588,207,041	$83,022,311

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,455,885,343	59,404,960
Undistributed net investment income (accumulated loss)	(19,169,843)	(30,136)
Undistributed net realized gain	361,347,426	1,049,530
Net unrealized appreciation on investments	790,144,115	22,597,957
NET ASSETS	$5,588,207,041	$83,022,311
*Identifiedcost	$4,716,340,030	$56,527,805
**Identifiedcost	$16,644,594	$67,904
‡ Proceeds received on short sales	$183,632,839	$—
(a) Includes restricted cash held as collateral for short sales	$41,617,997	$—
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Spectra Fund		Alger Green Fund

NET ASSETS BY CLASS:
Class A	$2,243,901,010	$34,213,070
Class C	$899,108,025	$5,949,569
Class I	$1,251,394,601	$42,859,672
Class Z	$1,193,803,405	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	121,599,767	3,656,252
Class C	51,494,270	673,049
Class I	67,271,458	4,585,448
Class Z	63,846,665	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$18.45	$9.36
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$19.48	$9.88
Class C — Net Asset Value Per Share Class C	$17.46	$8.84
Class I — Net Asset Value Per Share Class I	$18.60	$9.35
Class Z — Net Asset Value Per Share Class Z	$18.70	$—
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015 (Continued)

		Alger Dynamic
	Alger Analyst Fund	Opportunities Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$8,811,798	$111,609,611
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	—	506,450
Cash and cash equivalents (a)	195,124	38,457,934
Receivable for investment securities sold	170,978	8,128,565
Receivableforsharesofbeneficialinterestsold	—	583,233
Dividends and interest receivable	3,651	45,386
Receivable from Investment Manager	7,086	—
Prepaid expenses	33,797	47,146
Total Assets	9,222,434	159,378,325

LIABILITIES:
Securities sold short, at value ‡	—	16,627,511
Payable for investment securities purchased	168,271	17,675,651
Payableforsharesofbeneficialinterestredeemed	6,425	214,239
Accrued investment advisory fees	5,528	126,194
Accrued transfer agent fees	1,308	17,552
Accrued distribution fees	2,050	22,431
Accrued administrative fees	203	2,892
Accrued shareholder administrative fees	111	1,477
Dividends payable	—	17,710
Accrued other expenses	26,753	37,821
Total Liabilities	210,649	34,743,478
NET ASSETS	$9,011,785	$124,634,847

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	7,986,383	118,065,880
Undistributed net investment income (accumulated loss)	(68,354)	(1,238,473)
Undistributed net realized gain	436,126	2,482,534
Net unrealized appreciation on investments	657,630	5,324,906
NET ASSETS	$9,011,785	$124,634,847
*Identifiedcost	$8,154,161	$106,763,029
**Identifiedcost	$—	$506,450
‡ Proceeds received on short sales	$—	$17,105,834
(a) Includes restricted cash held as collateral for short sales	$—	$19,105,029
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015 (Continued)

		Alger Dynamic
Alger Analyst Fund		Opportunities Fund

NET ASSETS BY CLASS:
Class A	$6,707,271	$67,533,284
Class C	$336,782	$10,135,618
Class I	$1,967,732	$—
Class Z	$—	$46,965,945

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	517,316	5,411,967
Class C	27,395	845,872
Class I	152,221	—
Class Z	—	3,714,540

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$12.97	$12.48
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$13.68	$13.17
Class C — Net Asset Value Per Share Class C	$12.29	$11.98
Class I — Net Asset Value Per Share Class I	$12.93	$—
Class Z — Net Asset Value Per Share Class Z	$—	$12.64
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Emerging
Markets Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$25,767,731
Cash and cash equivalents	1,085,922
Foreign cash †	88,013
Receivable for investment securities sold	92,596
Receivableforsharesofbeneficialinterestsold	41,921
Dividends and interest receivable	3,921
Prepaid expenses	93,123
Total Assets	27,173,227

LIABILITIES:
Payable for investment securities purchased	85,607
Payableforsharesofbeneficialinterestredeemed	6,325
Due to investment advisor	46,154
Accrued transfer agent fees	9,467
Accrued distribution fees	6,387
Accrued administrative fees	622
Accrued shareholder administrative fees	285
Accrued other expenses	59,096
Total Liabilities	213,943
NET ASSETS	$26,959,284

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	30,117,873
Undistributed net investment income (accumulated loss)	(134,693)
Undistributed net realized gain (accumulated realized loss)	(3,828,441)
Net unrealized appreciation on investments	804,545
NET ASSETS	$26,959,284
*Identifiedcost	$24,963,265
† Cost of foreign cash	$88,014
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Emerging
Markets Fund

NET ASSETS BY CLASS:
Class A	$8,270,159
Class C	$2,581,452
Class I	$11,813,542
Class Z	$4,294,131

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	967,074
Class C	311,117
Class I	1,390,179
Class Z	501,564

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.55
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$9.03
Class C — Net Asset Value Per Share Class C	$8.30
Class I — Net Asset Value Per Share Class I	$8.50
Class Z — Net Asset Value Per Share Class Z	$8.56
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2015

	Alger Spectra Fund	Alger Green Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$55,412,564	$991,210
Interest	65,157	1,973
Total Income	55,477,721	993,183

EXPENSES:
Advisory fees — Note 3(a)	39,822,271	578,855
Distribution fees — Note 3(c)
Class A	5,216,540	83,051
Class C	7,831,770	56,323
Class I	2,816,530	106,690
Shareholder administrative fees — Note 3(f)	691,495	10,678
Administration fees — Note 3(b)	1,388,634	22,421
Dividends on securities sold short	3,437,118	—
Custodian fees	373,029	28,269
Interest expenses	8,584	—
Borrowing fees on short sales	4,062,552	—
Transfer agent fees and expenses — Note 3(f)	2,848,459	66,843
Printing fees	545,914	17,497
Professional fees	162,875	31,842
Registration fees	285,093	57,879
Trustee fees — Note 3(g)	166,347	6,449
Fund accounting fees	676,587	13,185
Miscellaneous	341,761	7,769
Total Expenses	70,675,559	1,087,751
NET INVESTMENT LOSS	(15,197,838)	(94,568)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	427,564,830	1,079,283
Net realized (loss) on foreign currency transactions	(124,990)	—
Net realized (loss) on short sales	(16,771,463)	—
Net change in unrealized appreciation on investments,
options and foreign currency	23,127,410	3,027,167
Net change in unrealized appreciation on short sales	19,277,109	—
Net realized and unrealized gain on investments, options, and
foreign currency	453,072,896	4,106,450
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$437,875,058	$4,011,882
* Foreign withholding taxes	$134,887	$2,099
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2015 (Continued)

		Alger Dynamic
	Alger Analyst Fund	Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$69,915	$653,080
Interest	532	7,774
Total Income	70,447	660,854

EXPENSES:
Advisory fees — Note 3(a)	68,625	1,146,682
Distribution fees — Note 3(c)
Class A	16,999	128,951
Class C	3,504	74,207
Class I	5,000	—
Shareholder administrative fees — Note 3(f)	1,380	13,392
Administration fees — Note 3(b)	2,516	26,278
Dividends on securities sold short	—	240,280
Custodian fees	29,152	60,763
Interest expenses	27	864
Borrowing fees on short sales	—	183,284
Transfer agent fees and expenses — Note 3(f)	4,519	41,874
Printing fees	1,920	11,624
Professional fees	28,552	35,022
Registration fees	56,884	62,516
Trustee fees — Note 3(g)	4,187	7,114
Fund accounting fees	3,968	15,214
Miscellaneous	3,261	9,355
Total Expenses	230,494	2,057,420
Less, expense reimbursements/waivers — Note 3(a)	(97,664)	—
Net Expenses	132,830	2,057,420
NET INVESTMENT LOSS	(62,383)	(1,396,566)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	491,690	3,143,142
Net realized (loss) on foreign currency transactions	(9)	(782)
Net realized (loss) on short sales	—	(401,666)
Net change in unrealized (depreciation) on investments,
options and foreign currency	(282,575)	(1,279,304)
Net change in unrealized appreciation on short sales	—	984,232
Net realized and unrealized gain on investments, options, and
foreign currency	209,106	2,445,622
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$146,723	$1,049,056
* Foreign withholding taxes	$3	$1,467
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statement of Operations For the year ended October 31, 2015 (Continued)

Alger Emerging
Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$360,293
Interest	433
Total Income	360,726

EXPENSES:
Advisory fees — Note 3(a)	281,010
Distribution fees — Note 3(c)
Class A	18,944
Class C	25,988
Class I	29,041
Shareholder administrative fees — Note 3(f)	3,216
Administration fees — Note 3(b)	7,026
Custodian fees	171,276
Interest expenses	139
Transfer agent fees and expenses — Note 3(f)	24,748
Printing fees	7,397
Professional fees	34,223
Registration fees	71,891
Trustee fees — Note 3(g)	4,703
Fund accounting fees	7,731
Miscellaneous	18,398
Total Expenses	705,731
Less, expense reimbursements/waivers — Note 3(a)	(262,092)
Net Expenses	443,639
NET INVESTMENT LOSS	(82,913)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(1,740,987)
Net realized (loss) on foreign currency transactions	(28,392)
Net change in unrealized (depreciation) on investments, options and foreign currency	(921,805)
Net realized and unrealized (loss) on investments, options, and foreign currency	(2,691,184)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,774,097)
* Foreign withholding taxes	$45,748
SeeNotestoFinancialStatements.

THE ALGER FUNDS II
Statements of Changes in Net Assets

	Alger Spectra Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(15,197,838)	$(17,001,382)
Net realized gain on investments, options and foreign currency	410,668,377	549,046,110
Net change in unrealized appreciation on investments, options
and foreign currency	42,404,519	67,064,225
Net increase in net assets resulting from operations	437,875,058	599,108,953

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(232,068,288)	(109,164,264)
Class C	(86,801,799)	(28,224,522)
Class I	(129,154,885)	(42,881,976)
Class Z	(115,269,367)	(22,142,007)
Total dividends and distributions to shareholders	(563,294,339)	(202,412,769)

Increase (decrease) from shares of beneficial interest transactions:
Class A	450,724,006	(224,389,370)
Class C	273,947,569	140,106,414
Class I	246,206,432	203,149,916
Class Z	286,905,857	511,410,776
Net increase from shares of beneficial interest transactions —
Note 6(a)	1,257,783,864	630,277,736

Redemption Fees:
Class A	15,847	32,095
Class C	5,723	3,015
Total Redemption Fees — Note 6(b)	21,570	35,110
Total increase	1,132,386,153	1,027,009,030

Net Assets:
Beginning of period	4,455,820,888	3,428,811,858
END OF PERIOD	$5,588,207,041	$4,455,820,888
Undistributed net investment income (accumulated loss)	$(19,169,843)	$916,003
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Green Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(94,568)	$(65,084)
Net realized gain on investments, options and foreign currency	1,079,283	2,157,805
Net change in unrealized appreciation on investments, options
and foreign currency	3,027,167	3,686,119
Net increase in net assets resulting from operations	4,011,882	5,778,840

Dividends and distributions to shareholders from:
Net investment income:
Class I	—	(9,327)
Net realized gains:
Class A	(887,146)	(1,150,902)
Class C	(153,204)	(163,867)
Class I	(1,154,776)	(1,380,791)
Total dividends and distributions to shareholders	(2,195,126)	(2,704,887)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,803,130	(198,956)
Class C	610,920	1,001,925
Class I	(19,046)	5,141,845
Net increase from shares of beneficial interest transactions —
Note 6(a)	2,395,004	5,944,814

Redemption Fees:
Class A	3	1,346
Class C	—	3
Total Redemption Fees — Note 6(b)	3	1,349
Total increase	4,211,763	9,020,116

Net Assets:
Beginning of period	78,810,548	69,790,432
END OF PERIOD	$83,022,311	$78,810,548
Undistributed net investment income (accumulated loss)	$(30,136)	$(36,753)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Analyst Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(62,383)	$(37,457)
Net realized gain on investments, options and foreign currency	491,681	632,972
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(282,575)	91,298
Net increase in net assets resulting from operations	146,723	686,813

Dividends and distributions to shareholders from:
Net investment income:
Class A	(27,209)	—
Class I	(11,760)	—
Net realized gains:
Class A	(461,447)	(477,809)
Class C	(26,114)	(32,608)
Class I	(136,646)	(182,876)
Total dividends and distributions to shareholders	(663,176)	(693,293)

Increase (decrease) from shares of beneficial interest transactions:
Class A	630,791	1,690,213
Class C	(9,637)	90,807
Class I	104,867	164,661
Net increase from shares of beneficial interest transactions —
Note 6(a)	726,021	1,945,681
Total increase	209,568	1,939,201

Net Assets:
Beginning of period	8,802,217	6,863,016
END OF PERIOD	$9,011,785	$8,802,217
Undistributed net investment income (accumulated loss)	$(68,354)	$(14,195)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(1,396,566)	$(1,081,687)
Net realized gain on investments, options and foreign currency	2,740,694	4,064,728
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(295,072)	1,116,109
Net increase in net assets resulting from operations	1,049,056	4,099,150

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(2,281,541)	(2,433,734)
Class C	(361,352)	(107,762)
Class Z	(1,765,215)	(1,265,284)
Total dividends and distributions to shareholders	(4,408,108)	(3,806,780)

Increase (decrease) from shares of beneficial interest transactions:
Class A	20,842,186	11,614,091
Class C	4,618,262	4,332,175
Class Z	18,433,053	9,233,825
Net increase from shares of beneficial interest transactions —
Note 6(a)	43,893,501	25,180,091

Redemption Fees:
Class A	508	4,651
Class C	—	155
Total Redemption Fees — Note 6(b)	508	4,806
Total increase	40,534,957	25,477,267

Net Assets:
Beginning of period	84,099,890	58,622,623
END OF PERIOD	$124,634,847	$84,099,890
Undistributed net investment income (accumulated loss)	$(1,238,473)	$(1,036,497)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(82,913)	$(32,142)
Net realized loss on investments, options and foreign currency	(1,769,379)	(882,634)
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(921,805)	546,176
Net decrease in net assets resulting from operations	(2,774,097)	(368,600)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,288,922	1,718,949
Class C	700,257	1,715,588
Class I	1,497,814	1,393,804
Class Z	1,046,389	3,778,018
Net increase from shares of beneficial interest transactions —
Note 6(a)	5,533,382	8,606,359

Redemption Fees:
Class A	10	625
Class C	3	4
Total Redemption Fees — Note 6(b)	13	629
Total increase	2,759,298	8,238,388

Net Assets:
Beginning of period	24,199,986	15,961,598
END OF PERIOD	$26,959,284	$24,199,986
Undistributed net investment income (accumulated loss)	$(134,693)	$(28,202)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class A
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2015	10/31/2014		10/31/2013		10/31/2012		10/31/2011
Net asset value, beginning of period	$19.13	$17.37		$13.82		$12.35		$11.33
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.04)	(0.06)		0.05		0.02		(0.05)
Net realized and unrealized gain on
investments	1.74	2.82		3.91		1.66		1.07
Total from investment operations	1.70	2.76		3.96		1.68		1.02
Dividends from net investment income	–	–		(0.09)		–		–
Distributions from net realized gains	(2.38)	(1.00)		(0.32)		(0.21)		–
Net asset value, end of period	$18.45	$19.13		$17.37		$13.82		$12.35
Total return(ii)	9.66%	16.56%		29.29%		14.00%		9.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,243,901	$1,846,479		$1,866,317		$1,158,220		$836,857
Ratio of gross expenses to average
net assets	1.34%(iii)	1.52	%(iv)	1.52	%(v)	1.49	%(vi)	1.58%(vii)
Ratio of expense reimbursements to
average net assets	–	–		–		–		–
Ratio of net expenses to average net
assets	1.34%	1.52%		1.52%		1.49%		1.58%
Ratio of net investment income (loss) to
average net assets	(0.24)%	(0.35)%		0.35%		0.16%		(0.38)%
Portfolio turnover rate	143.64%	149.01%		113.69%		139.90%		163.11%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(iv) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vi) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(vii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class C
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2015	10/31/2014		10/31/2013		10/31/2012		10/31/2011
Net asset value, beginning of period	$18.35	$16.81		$13.43		$12.09		$11.18
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.18)	(0.19)		(0.07)		(0.07)		(0.13)
Net realized and unrealized gain on
investments	1.67	2.73		3.79		1.62		1.04
Total from investment operations	1.49	2.54		3.72		1.55		0.91
Dividends from net investment income	–	–		(0.02)		–		–
Distributions from net realized gains	(2.38)	(1.00)		(0.32)		(0.21)		–
Net asset value, end of period	$17.46	$18.35		$16.81		$13.43		$12.09
Total return(ii)	8.84%	15.69%		28.38%		13.12%		8.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$899,108	$650,438		$458,750		$242,972		$134,399
Ratio of gross expenses to average
net assets	2.11%(iii)	2.27	%(iv)	2.28	%(v)	2.24	%(vi)	2.32%(vii)
Ratio of expense reimbursements to
average net assets	–	–		–		–		–
Ratio of net expenses to average net
assets	2.11%	2.27%		2.28%		2.24%		2.32%
Ratio of net investment income (loss) to
average net assets	(1.01)%	(1.12)%		(0.46)%		(0.57)%		(1.11)%
Portfolio turnover rate	143.64%	149.01%		113.69%		139.90%		163.11%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(iv) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vi) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund				Class I
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2015	10/31/2014		10/31/2013		10/31/2012		10/31/2011
Net asset value, beginning of period	$19.27	$17.48		$13.92		$12.42		$11.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.05)	(0.06)		0.06		0.03		(0.04)
Net realized and unrealized gain on
investments	1.76	2.85		3.91		1.68		1.07
Total from investment operations	1.71	2.79		3.97		1.71		1.03
Dividends from net investment income	–	–		(0.09)		–		–
Distributions from net realized gains	(2.38)	(1.00)		(0.32)		(0.21)		–
Net asset value, end of period	$18.60	$19.27		$17.48		$13.92		$12.42
Total return(ii)	9.65%	16.63%		29.30%		14.07%		9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,251,395	$1,030,304		$736,036		$431,557		$266,366
Ratio of gross expenses to average
net assets	1.35%(iii)	1.50	%(iv)	1.50	%(v)	1.43	%(vi)	1.50%(vii)
Ratio of expense reimbursements to
average net assets	–	–		–		–		–
Ratio of net expenses to average net
assets	1.35%	1.50%		1.50%		1.43%		1.50%
Ratio of net investment income (loss) to
average net assets	(0.25)%	(0.35)%		0.36%		0.25%		(0.29)%
Portfolio turnover rate	143.64%	149.01%		113.69%		139.90%		163.11%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(iv) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vi) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(vii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund					Class Z
								From 12/29/2010
	Year ended		Year ended		Year ended		Year ended	(commencement of operations)
	10/31/2015		10/31/2014		10/31/2013		10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$19.30		$17.46		$13.90		$12.38	$12.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.01		(0.02)		0.10		0.08	–
Net realized and unrealized gain on
investments	1.77		2.86		3.91		1.65	0.18
Total from investment operations	1.78		2.84		4.01		1.73	0.18
Dividends from net investment income	–		–		(0.13)		–	–
Distributions from net realized gains	(2.38)		(1.00)		(0.32)		(0.21)	–
Net asset value, end of period	$18.70		$19.30		$17.46		$13.90	$12.38
Total return(iii)	9.98%		17.01%		29.68%		14.28%	1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,193,803		$928,600		$367,709		$215,244	$3,373
Ratio of gross expenses to average
net assets	1.04	%(iv)	1.23	%(v)	1.20	%(vi)	1.20%(vii)	2.65%(viii)
Ratio of expense reimbursements to
average net assets	–		–		–		–	(1.41)%
Ratio of net expenses to average net
assets	1.04%		1.23%		1.20%		1.20%	1.24%
Ratio of net investment income (loss) to
average net assets	0.06%		(0.11)%		0.65%		0.60%	(0.01)%
Portfolio turnover rate	143.64%		149.01%		113.69%		139.90%	163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$9.14	$8.78	$6.68	$6.01	$6.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	–	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)
on investments	0.49	0.69	2.10	0.66	(0.01)
Total from investment operations	0.48	0.69	2.11	0.67	(0.02)
Dividends from net investment income	–	–	(0.01)	–	–
Distributions from net realized gains	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$9.36	$9.14	$8.78	$6.68	$6.01
Total return(ii)	5.30%	7.99%	31.63%	11.15%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$34,213	$31,662	$30,586	$26,243	$27,018
Ratio of gross expenses to average
net assets	1.29%	1.33%	1.41%	1.49%	1.46%
Ratio of expense reimbursements to
average net assets	–	–	(0.06)%	(0.17)%	(0.21)%
Ratio of net expenses to average net
assets	1.29%	1.33%	1.35%	1.32%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.07)%	(0.05)%	0.18%	0.12%	(0.14)%
Portfolio turnover rate	16.85%	24.22%	43.35%	21.25%	28.25%
SeeNotestoFinancialStatements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
-	69 -

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$8.71	$8.45	$6.47	$5.88	$5.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.07)	(0.07)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.46	0.66	2.03	0.64	(0.01)
Total from investment operations	0.39	0.59	1.98	0.59	(0.06)
Distributions from net realized gains	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$8.84	$8.71	$8.45	$6.47	$5.88
Total return(ii)	4.51%	7.09%	30.45%	10.03%	(1.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,949	$5,261	$4,096	$2,484	$2,517
Ratio of gross expenses to average
net assets	2.07%	2.09%	2.16%	2.31%	2.25%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.10)%	(0.25)%
Ratio of net expenses to average net
assets	2.07%	2.09%	2.16%	2.21%	2.00%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.81)%	(0.69)%	(0.77)%	(0.90)%
Portfolio turnover rate	16.85%	24.22%	43.35%	21.25%	28.25%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Green Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$9.12	$8.77	$6.67	$6.01	$6.02
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.01)	–(iii)	0.01	0.01	(0.01)
Net realized and unrealized gain on
investments	0.50	0.68	2.10	0.65	–
Total from investment operations	0.49	0.68	2.11	0.66	(0.01)
Dividends from net investment income	–	–	(0.01)	–	–
Distributions from net realized gains	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$9.35	$9.12	$8.77	$6.67	$6.01
Total return(ii)	5.42%	7.91%	31.68%	11.00%	(0.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$42,860	$41,888	$35,108	$19,717	$19,604
Ratio of gross expenses to average
net assets	1.27%	1.30%	1.35%	1.52%	1.63%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.20)%	(0.38)%
Ratio of net expenses to average net
assets	1.27%	1.30%	1.35%	1.32%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.05)%	(0.03)%	0.14%	0.10%	(0.16)%
Portfolio turnover rate	16.85%	24.22%	43.35%	21.25%	28.25%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Amount was less than $0.005 per share.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund			Class A
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2015		10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$13.74	$13.86	$10.83	$9.85	$9.54
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain on
investments	0.34	1.33	3.66	1.01	0.36
Total from investment operations	0.25	1.27	3.65	0.98	0.31
Dividends from net investment income	(0.06)	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–
Net asset value, end of period	$12.97	$13.74	$13.86	$10.83	$9.85
Total return(ii)	1.75%	9.83%	35.40%	10.00%	3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,707	$6,459	$4,766	$2,524	$2,306
Ratio of gross expenses to average
net assets	2.48%	2.75%	4.07%	4.85%	5.31%
Ratio of expense reimbursements to
average net assets	(1.05)%	(1.45)%	(2.77)%	(3.58)%	(4.11)%
Ratio of net expenses to average net
assets	1.43%	1.30%	1.30%	1.27%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.66)%	(0.43)%	(0.07)%	(0.30)%	(0.50)%
Portfolio turnover rate	106.86%	170.12%	158.26%	158.39%	141.68%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund			Class C
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2015		10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$13.09	$13.35	$10.51	$9.62	$9.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.15)	(0.14)	(0.09)	(0.10)	(0.12)
Net realized and unrealized gain on
investments	0.31	1.27	3.55	0.99	0.35
Total from investment operations	0.16	1.13	3.46	0.89	0.23
Dividends from net investment income	–	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–
Net asset value, end of period	$12.29	$13.09	$13.35	$10.51	$9.62
Total return(ii)	1.14%	9.09%	34.63%	9.25%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$337	$368	$282	$184	$165
Ratio of gross expenses to average
net assets	3.41%	3.53%	5.49%	6.00%	6.45%
Ratio of expense reimbursements to
average net assets	(1.46)%	(1.58)%	(3.54)%	(4.05)%	(4.50)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to
average net assets	(1.18)%	(1.08)%	(0.73)%	(0.99)%	(1.25)%
Portfolio turnover rate	106.86%	170.12%	158.26%	158.39%	141.68%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund			Class I
Year ended		Year ended	Year ended	Year ended	Year ended
10/31/2015		10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$13.73	$13.85	$10.82	$9.84	$9.53
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.09)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain on
investments	0.33	1.33	3.66	1.01	0.36
Total from investment operations	0.24	1.27	3.65	0.98	0.31
Dividends from net investment income	(0.08)	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–
Return of capital	–	–	–	–	–
Net asset value, end of period	$12.93	$13.73	$13.85	$10.82	$9.84
Total return(ii)	1.72%	9.84%	35.44%	10.00%	3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,968	$1,975	$1,815	$1,180	$776
Ratio of gross expenses to average
net assets	2.50%	2.79%	4.07%	5.95%	6.91%
Ratio of expense reimbursements to
average net assets	(1.07)%	(1.49)%	(2.77)%	(4.68)%	(5.71)%
Ratio of net expenses to average net
assets	1.43%	1.30%	1.30%	1.27%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.66)%	(0.41)%	(0.08)%	(0.33)%	(0.50)%
Portfolio turnover rate	106.86%	170.12%	158.26%	158.39%	141.68%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund				Class A
	Year ended	Year ended		Year ended		Year ended		Year ended
	10/31/2015	10/31/2014		10/31/2013		10/31/2012		10/31/2011
Net asset value, beginning of period	$12.86	$12.90		$11.12		$10.64		$10.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.19)	(0.20)		(0.16)		(0.14)		(0.21)
Net realized and unrealized gain on
investments	0.55	0.96		1.94		0.77		0.30
Total from investment operations	0.36	0.76		1.78		0.63		0.09
Distributions from net realized gains	(0.74)	(0.80)		–		(0.15)		–
Net asset value, end of period	$12.48	$12.86		$12.90		$11.12		$10.64
Total return(ii)	2.86%	6.15%		16.01%		6.07%		0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$67,533	$48,464		$36,712		$21,741		$11,514
Ratio of gross expenses to average
net assets	2.20%(iii)	2.46	%(iv)	2.61	%(v)	2.98	%(vi)	3.09%(vii)
Ratio of expense reimbursements to
average net assets	–	–		(0.03)%		(0.36)%		(0.62)%
Ratio of net expenses to average net
assets	2.20%	2.46%		2.58%		2.62%		2.47%
Ratio of net investment income (loss) to
average net assets	(1.51)%	(1.57)%		(1.37)%		(1.26)%		(1.87)%
Portfolio turnover rate	178.19%	205.45%		201.50%		257.74%		430.05%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.
(iii) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(iv) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vi) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(vii) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund					Class C
								From 12/29/2010
	Year ended		Year ended		Year ended		Year ended	(commencement of operations)
	10/31/2015		10/31/2014		10/31/2013		10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$12.47		$12.62		$10.95		$10.57	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.28)		(0.29)		(0.25)		(0.22)	(0.23)
Net realized and unrealized gain (loss)
on investments	0.53		0.94		1.92		0.75	(0.16)
Total from investment operations	0.25		0.65		1.67		0.53	(0.39)
Distributions from net realized gains	(0.74)		(0.80)		–		(0.15)	–
Net asset value, end of period	$11.98		$12.47		$12.62		$10.95	$10.57
Total return(iii)	2.11%		5.38%		15.15%		5.25%	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10,136		$5,808		$1,407		$622	$539
Ratio of gross expenses to average
net assets	2.98	%(iv)	3.23	%(v)	3.36	%(vi)	4.00%(vii)	4.12%(viii)
Ratio of expense reimbursements to
average net assets	–		–		(0.03)%		(0.62)%	(0.96)%
Ratio of net expenses to average net
assets	2.98%		3.23%		3.33%		3.38%	3.16%
Ratio of net investment income (loss) to
average net assets	(2.28)%		(2.36)%		(2.13)%		(2.05)%	2.56%
Portfolio turnover rate	178.19%		205.45%		201.50%		257.74%	430.05%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities
Fund					Class Z
								From 12/29/2010
	Year ended		Year ended		Year ended		Year ended	(commencement of operations)
	10/31/2015		10/31/2014		10/31/2013		10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$12.99		$12.98		$11.16		$10.66	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.16)		(0.16)			(0.13)	(0.10)	(0.15)
Net realized and unrealized gain (loss)
on investments	0.55		0.97		1.95		0.75	(0.15)
Total from investment operations	0.39		0.81		1.82		0.65	(0.30)
Distributions from net realized gains	(0.74)		(0.80)		–		(0.15)	–
Net asset value, end of period	$12.64		$12.99		$12.98		$11.16	$10.66
Total return(iii)	3.16%		6.52%			16.29%	6.34%	(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$46,966		$29,828		$20,504		$17,158	$11,368
Ratio of gross expenses to average
net assets	1.93	%(iv)	2.18	%(v)	2.34	%(vi)	2.73%(vii)	11.84%(viii)
Ratio of expense reimbursements to
average net assets	–		–		–		(0.35)%	(9.30)%
Ratio of net expenses to average net
assets	1.93%		2.18%			2.34%	2.38%	2.54%
Ratio of net investment income (loss) to
average net assets	(1.23)%		(1.29)%			(1.08)%	(0.90)%	(1.92)%
Portfolio turnover rate	178.19%		205.45%			201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(v) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class A
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$9.44	$9.57	$8.52	$8.32	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss)
on investments	(0.86)	(0.12)	1.19	0.17	(1.72)
Total from investment operations	(0.89)	(0.13)	1.21	0.20	(1.68)
Dividends from net investment income	–	–	(0.16)	–	–
Net asset value, end of period	$8.55	$9.44	$9.57	$8.52	$8.32
Total return(iii)	(9.43)%	(1.36)%	14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,270	$6,931	$5,260	$1,176	$764
Ratio of gross expenses to average
net assets	2.71%	2.99%	3.49%	4.43%	4.60%
Ratio of expense reimbursements to
average net assets	(1.01)%	(1.29)%	(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net
assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.31)%	(0.13)%	0.19%	0.31%	0.51%
Portfolio turnover rate	84.93%	98.25%	103.59%	150.09%	121.91%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class C
					From 12/29/2010
	Year ended	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$9.23	$9.42	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.08)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)
on investments	(0.84)	(0.11)	1.17	0.19	(1.74)
Total from investment operations	(0.93)	(0.19)	1.11	0.14	(1.77)
Dividends from net investment income	–	–	(0.06)	–	–
Net asset value, end of period	$8.30	$9.23	$9.42	$8.37	$8.23
Total return(iii)	(10.08)%	(2.02)%	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,581	$2,151	$484	$151	$142
Ratio of gross expenses to average
net assets	3.51%	3.79%	4.75%	5.61%	5.99%
Ratio of expense reimbursements to
average net assets	(1.06)%	(1.34)%	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net
assets	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to
average net assets	(1.01)%	(0.84)%	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	84.93%	98.25%	103.59%	150.09%	121.91%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund			Class I
					From 12/29/2010
Year ended		Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	to 10/31/2011 (i)
Net asset value, beginning of period	$9.38	$9.51	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.02)	0.01	0.01	–
Net realized and unrealized gain (loss)
on investments	(0.85)	(0.11)	1.19	0.19	(1.72)
Total from investment operations	(0.88)	(0.13)	1.20	0.20	(1.72)
Dividends from net investment income	–	–	(0.17)	–	–
Net asset value, end of period	$8.50	$9.38	$9.51	$8.48	$8.28
Total return(iii)	(9.38)%	(1.37)%	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$11,814	$11,451	$10,218	$8,712	$8,490
Ratio of gross expenses to average
net assets	2.64%	2.92%	3.45%	4.28%	4.16%
Ratio of expense reimbursements to
average net assets	(0.94)%	(1.22)%	(1.75)%	(2.58)%	(2.46)%
Ratio of net expenses to average net
assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.35)%	(0.16)%	0.06%	0.15%	0.05%
Portfolio turnover rate	84.93%	98.25%	103.59%	150.09%	121.91%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Z
		From 2/28/2014
	Year ended	(commencement of operations)
	10/31/2015	to 10/31/2014 (i)
Net asset value, beginning of period	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.01	0.02
Net realized and unrealized gain (loss)
on investments	(0.86)	0.15
Total from investment operations	(0.85)	0.17
Net asset value, end of period	$8.56	$9.41
Total return(iii)	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,294	$3,667
Ratio of gross expenses to average
net assets	2.55%	3.35%
Ratio of expense reimbursements to
average net assets	(1.30)%	(2.10)%
Ratio of net expenses to average net
assets	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.20%	0.29%
Portfolio turnover rate	84.93%	98.25%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst
Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-
transfer agency services.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment advisor. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2015.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Analyst
Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2012-2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31,
2015, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.789%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Analyst Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2016, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
			CLASS				THE YEAR ENDED
	A		C	I		Z	OCTOBER 31, 2015
Alger Green Fund	1.35%		–	1.35%		–	$—
Alger Analyst Fund	1.50	*	1.95%	1.50	*	–	97,664
Alger Dynamic Opportunities Fund	2.00		2.75	–		1.75%	—
Alger Emerging Markets Fund	1.70		2.45	1.70		1.25	130,592

* Prior to March 1, 2015, the expense cap for the Alger Analyst Fund Class A and Class I was 1.30%.
Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets
Fund by $131,500 for the year ended October 31, 2015.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$43,108	$112,093
Alger Green Fund	1,200	1,054
Alger Analyst Fund	–	529
Alger Dynamic Opportunities Fund	–	1,750
Alger Emerging Markets Fund	30	495

(e) Brokerage Commissions: During the year ended October 31, 2015, Alger Spectra Fund,
Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger
Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $2,042,033,
$2,548, $5,505, $24,788, and $379, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the year ended October
31, 2015, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger
Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
$1,501,849, $39,988, $626, $16,023 and $8,260, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2014 through February 28, 2015, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of a Fund’s audit committee received $81 from each Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee who is not affiliated with Alger
Management or its affiliates receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger Fund Complex.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2015.
During the year ended October 31, 2015, Alger Spectra Fund, Alger Green Fund, Alger
Dynamic Opportunities Fund and Alger Emerging Markets Fund earned interfund loan interest income of $33,096, $405, $890 and $16, respectively.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At October 31, 2015, Alger Management and its affiliates owned the following shares:

			SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,602,556	14,423	14,344	104
Alger Green Fund	—	—	—	—
Alger Analyst Fund	414,046	14,847	128,988	—
Alger Dynamic Opportunities Fund	129,880	105	—	1,732,953
Alger Emerging Markets Fund	115,052	101	1,007,783	10,823

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, purchased options and short sales for the year ended October 31, 2015:

		PURCHASES		SALES
Alger Spectra Fund		$7,792,595,356		$7,305,159,613
Alger Green Fund		13,504,005		13,068,376
Alger Analyst Fund		9,510,211		9,577,728
Alger Dynamic Opportunities Fund		144,435,548		112,297,877
Alger Emerging Markets Fund		26,198,646		20,932,041

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the year ended October 31, 2015, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$425,033	2.21%
Alger Analyst Fund	1,206	2.20
Alger Dynamic Opportunities Fund	39,470	2.19
Alger Emerging Markets Fund	6,311	2.20

The highest amount borrowed during the year ended October 31, 2015 for each Fund was as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

HIGHEST BORROWING
Alger Spectra Fund	$33,255,669
Alger Analyst Fund	292,054
Alger Dynamic Opportunities Fund	1,806,187
Alger Emerging Markets Fund	365,869

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:
V

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	39,752,696	$723,575,458	32,338,699	$579,845,405
Shares converted from Class C	789	13,707	22	389
Dividends reinvested	11,977,865	207,942,485	5,854,567	100,640,010
Shares redeemed	(26,642,149)	(480,791,797)	(49,152,547)	(904,843,079)
Net increase (decrease)	25,089,201	$450,739,853	(10,959,259)	$(10,959,259)
Class C:
Shares sold	17,773,236	$306,898,662	10,495,116	$181,342,515
Shares converted to Class A	(829)	(13,707)	(23)	(389)
Dividends reinvested	4,064,447	67,185,473	1,307,096	21,684,718
Shares redeemed	(5,784,391)	(100,117,136)	(3,642,642)	(62,917,415)
Net increase	16,052,463	$273,953,292	8,159,547	$140,109,429
Class I:
Shares sold	30,392,263	$553,225,190	21,286,862	$384,958,874
Dividends reinvested	7,049,801	123,371,317	2,350,328	40,684,169
Shares redeemed	(23,640,599)	(430,390,075)	(12,278,080)	(222,493,127)
Net increase	13,801,465	$246,206,432	11,359,110	$203,149,916
Class Z:
Shares sold	24,122,438	$443,811,354	37,571,892	$703,742,849
Dividends reinvested	4,088,271	71,708,282	358,899	6,208,950
Shares redeemed	(12,467,668)	(228,613,779)	(10,885,301)	(198,541,023)
Net increase	15,743,041	$286,905,857	27,045,490	$511,410,776

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	848,336	$7,874,298	828,187	$7,358,641
Dividends reinvested	87,670	790,783	121,073	1,054,550
Shares redeemed	(745,408)	(6,861,948)	(968,434)	(8,610,801)
Net increase (decrease)	190,598	$1,803,133	(19,174)	$(197,610)
Class C:
Shares sold	122,584	$1,081,809	185,722	$1,571,391
Dividends reinvested	15,308	131,343	16,476	137,736
Shares redeemed	(68,828)	(602,232)	(83,282)	(707,199)
Net increase	69,064	$610,920	118,916	$1,001,928
Class I:
Shares sold	1,046,757	$9,701,664	1,645,240	$14,568,124
Dividends reinvested	126,542	1,140,144	157,333	1,368,794
Shares redeemed	(1,178,515)	(10,860,854)	(1,216,946)	(10,795,073)
Net increase (decrease)	(5,216)	$(19,046)	585,627	$5,141,845

Alger Analyst Fund
Class A:
Shares sold	23,459	$324,232	113,069	$1,535,251
Dividends reinvested	36,998	484,675	35,523	457,530
Shares redeemed	(13,283)	(178,116)	(22,216)	(302,568)
Net increase	47,174	$630,791	126,376	$1,690,213
Class C:
Shares sold	770	$10,000	6,256	$83,134
Dividends reinvested	2,094	26,114	2,589	31,952
Shares redeemed	(3,599)	(45,751)	(1,865)	(24,279)
Net increase (decrease)	(735)	$(9,637)	6,980	$90,807
Class I:
Shares sold	5,526	$72,336	40,453	$542,527
Dividends reinvested	9,914	129,474	12,461	160,368
Shares redeemed	(7,105)	(96,943)	(40,038)	(538,234)
Net increase	8,335	$104,867	12,876	$164,661

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	4,084,063	$51,945,889	2,969,594	$37,388,559
Dividends reinvested	184,459	2,266,955	196,268	2,425,867
Shares redeemed	(2,624,269)	(33,370,150)	(2,244,716)	(28,195,684)
Net increase	1,644,253	$20,842,694	921,146	$11,618,742
Class C:
Shares sold	543,957	$6,594,072	388,509	$4,753,942
Dividends reinvested	29,847	354,289	8,722	105,191
Shares redeemed	(193,562)	(2,330,099)	(43,152)	(526,803)
Net increase	380,242	$4,618,262	354,079	$4,332,330
Class Z:
Shares sold	1,808,583	$23,361,291	742,459	$9,566,861
Dividends reinvested	142,127	1,765,215	101,629	1,265,283
Shares redeemed	(532,142)	(6,693,453)	(127,352)	(1,598,319)
Net increase	1,418,568	$18,433,053	716,736	$9,233,825

Alger Emerging Markets Fund
Class A:
Shares sold	533,918	$4,935,891	650,411	$6,150,709
Shares redeemed	(300,875)	(2,646,959)	(466,138)	(4,431,135)
Net increase	233,043	$2,288,932	184,273	$1,719,574
Class C:
Shares sold	154,495	$1,360,751	187,274	$1,767,329
Shares redeemed	(76,427)	(660,491)	(5,639)	(51,737)
Net increase	78,068	$700,260	181,635	$1,715,592
Class I:
Shares sold	237,045	$2,083,456	234,530	$2,208,761
Shares redeemed	(67,331)	(585,642)	(88,851)	(814,957)
Net increase	169,714	$1,497,814	145,679	$1,393,804
Class Z:
Shares sold	381,907	$3,463,640	395,253	$3,829,565
Shares redeemed	(270,076)	(2,417,251)	(5,520)	(51,547)
Net increase	111,831	$1,046,389	389,733	$3,778,018

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange)
within 30 days after such shares were acquired. From March 1, 2015, the redemption fee was no longer imposed. The fees retained by the Funds are included as paid-in capital on the accompanying Statement of Assets and Liabilities.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2015	OCTOBER 31, 2014
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$34,698,984	$69,179,309
Long-term capital gain	528,595,355	133,233,459
Total distributions paid	$563,294,339	$202,412,768

Alger Green Fund
Distributions paid from:
Ordinary Income	$—	$9,327
Long-term capital gain	2,195,126	2,695,560
Total distributions paid	$2,195,126	$2,704,887

Alger Analyst Fund
Distributions paid from:
Ordinary Income	$79,338	$440,679
Long-term capital gain	583,838	252,615
Total distributions paid	$663,176	$693,294

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$—	$2,424,128
Long-term capital gain	4,408,108	1,382,652
Total distributions paid	$4,408,108	$3,806,780

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2015 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income		—
Undistributed long-term gains		$460,682,021
Net accumulated earnings		460,682,021
Capital loss carryforwards		—
Late year ordinary income losses		(22,212,462)
Net unrealized appreciation		693,852,139
Total accumulated earnings		$ 1,132,321,698

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund
Undistributed ordinary income	—
Undistributed long-term gains	$1,122,955
Net accumulated earnings	1,122,955
Capital loss carryforwards	—
Late year ordinary income losses	(79,415)
Net unrealized appreciation	22,573,811
Total accumulated earnings	$23,617,351

Alger Analyst Fund
Undistributed ordinary income	—
Undistributed long-term gains	$451,881
Net accumulated earnings	451,881
Capital loss carryforwards	—
Late year ordinary income losses	(79,223)
Net unrealized appreciation	652,744
Total accumulated earnings	$1,025,402

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	$3,332,068
Net accumulated earnings	3,332,068
Capital loss carryforwards	—
Late year ordinary income losses	$(1,295,891)
Net unrealized appreciation	4,532,790
Total accumulated earnings	$6,568,967

Alger Emerging Markets Fund
Undistributed ordinary income	$24,199
Undistributed long-term gains	—
Net accumulated earnings	24,199
Capital loss carryforwards	(3,755,501)
Net unrealized appreciation	572,713
Total accumulated losses	$(3,158,589)

At October 31, 2015, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging
Expiration Dates	Markets Fund
POST ACT	$3,755,501
Total	3,755,501

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2015:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$(4,888,008)
Accumulated net realized gain (accumulated realized loss)	$7,201,003
Paid-in Capital	$(2,312,995)

Alger Green Fund
Accumulated undistributed net investment income (accumulated loss)	$101,185
Accumulated net realized gain (accumulated realized loss)	$44,067
Paid-in Capital	$(145,252)

Alger Analyst Fund
Accumulated undistributed net investment income (accumulated loss)	$47,193
Accumulated net realized gain (accumulated realized loss)	$(41,299)
Paid-in Capital	$(5,894)

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$1,194,590
Accumulated net realized gain (accumulated realized loss)	$131,842
Paid-in Capital	$(1,326,432)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$(23,578)
Accumulated net realized gain (accumulated realized loss)	$23,578
Paid-in Capital	$–

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund		TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$	1,109,200,792	$1,109,125,909	—	$74,883
Consumer Staples		318,763,357	318,763,357	—	—
Energy		104,779,508	104,779,508	—	—
Financials		274,113,643	274,113,643	—	—
Health Care		1,015,178,148	974,382,062	40,796,086	—
Industrials		504,640,954	504,640,954	—	—
Information Technology		1,842,588,563	1,839,453,935	—	3,134,628
Materials		80,387,308	80,387,308	—	—
Telecommunication Services		34,647,319	34,647,319	—	—
Utilities		22,723,140	15,013,306	7,709,834	—
TOTAL COMMON STOCKS		$5,307,022,732	$5,255,307,301	$48,505,920	$3,209,511
MASTER LIMITED PARTNERSHIP
Energy		287,300	287,300	—	—
Financials		71,600,455	71,600,455	—	—
TOTAL MASTER LIMITED
PARTNERSHIP		$71,887,755	$71,887,755	—	—
PREFERRED STOCKS
Consumer Discretionary		2,227,288	—	—	2,227,288
Health Care		19,551,065	—	—	19,551,065
Information Technology		14,449,500	—	—	14,449,500
TOTAL PREFERRED STOCKS		$36,227,853	—	—	$36,227,853
REAL ESTATE INVESTMENT TRUST
Financials		89,264,806	89,264,806	—	—
SPECIAL PURPOSE VEHICLE
Financials		2,715,111	—	—	2,715,111
TOTAL INVESTMENTS IN
SECURITIES		$5,507,118,257	$5,416,459,862	$48,505,920	$42,152,475

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	49,561,323	49,561,323	—	—
Consumer Staples	7,597,814	7,597,814	—	—
Financials	24,531,860	24,531,860	—	—
Industrials	43,586,751	43,586,751	—	—
Information Technology	36,823,818	36,823,818	—	—
Materials	5,520,790	5,520,790	—	—
TOTAL COMMON STOCKS	$167,622,356	$167,622,356	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$21,125,910	$21,124,390	—	$1,520
Consumer Staples	5,609,251	5,609,251	—	—
Financials	692,954	692,954	—	—
Health Care	8,454,685	8,454,685	—	—
Industrials	15,088,277	15,088,277	—	—
Information Technology	24,431,984	24,431,984	—	—
Materials	1,284,123	1,284,123	—	—
Utilities	2,464,047	2,464,047	—	—
TOTAL COMMON STOCKS	$79,151,231	$79,149,711	—	$1,520
PREFERRED STOCKS
Consumer Discretionary	42,434	—	—	42,434
TOTAL INVESTMENTS IN
SECURITIES	$79,193,665	$79,149,711	—	$43,954

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,621,775	$2,621,775	—	—
Consumer Staples	158,803	158,803	—	—
Energy	525,056	525,056	—	—
Financials	278,908	278,908	—	—
Health Care	1,247,558	1,247,558	—	—
Industrials	1,291,005	1,291,005	—	—
Information Technology	2,059,226	2,059,226	—	—
Materials	389,890	389,890	—	—
Telecommunication Services	130,446	130,446	—	—
TOTAL COMMON STOCKS	$8,702,667	$8,702,667	—	—
MASTER LIMITED PARTNERSHIP
Financials	109,131	109,131	—	—
TOTAL INVESTMENTS IN
SECURITIES	$8,811,798	$8,811,798	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 17,770,202	$17,770,202	—	—
Consumer Staples	4,302,830	3,689,983	612,847	—
Energy	944,011	944,011	—	—
Financials	5,906,049	5,906,049	—	—
Health Care	20,051,579	20,051,579	—	—
Industrials	10,915,224	10,915,224	—	—
Information Technology	21,929,182	21,572,534	297,194	59,454
Utilities	145,050	—	145,050	—
TOTAL COMMON STOCKS	$81,964,127	$80,849,582	$1,055,091	$59,454
MASTER LIMITED PARTNERSHIP
Financials	2,099,145	2,099,145	—	—
PREFERRED STOCKS
Health Care	618,133	—	—	618,133
Information Technology	274,059	—	—	274,059
TOTAL PREFERRED STOCKS	$892,192	—	—	$892,192
REAL ESTATE INVESTMENT TRUST
Financials	2,001,540	2,001,540	—	—
RIGHTS
Health Care	—	—	—	—*
SPECIAL PURPOSE VEHICLE
Financials	159,212	—	—	159,212
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Financials	24,999,845	—	24,999,845	—
TOTAL INVESTMENTS IN
SECURITIES	$112,116,061	$84,950,267	$26,054,936	$1,110,858
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	2,992,042	2,992,042	—	—
Consumer Staples	823,866	823,866	—	—
Financials	2,361,405	2,361,405	—	—
Health Care	1,265,696	1,265,696	—	—
Industrials	2,044,693	2,044,693	—	—
Information Technology	4,836,030	4,836,030	—	—
Market Indices	1,399,582	1,399,582	—	—
Materials	394,631	394,631	—	—
TOTAL COMMON STOCKS	$16,117,945	$16,117,945	—	—
REAL ESTATE INVESTMENT TRUST
Financials	509,566	509,566	—	—
TOTAL SECURITIES SOLD SHORT $	16,627,511	$16,627,511	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,222,139	$1,411,472	$2,810,667	—
Consumer Staples	2,530,079	632,164	1,897,915	—
Energy	484,420	—	484,420	—
Financials	5,684,868	1,294,425	4,390,443	—
Health Care	1,456,833	—	1,456,833	—
Industrials	2,060,771	—	2,060,771	—
Information Technology	6,274,965	1,253,355	5,021,610	—
Materials	1,137,876	231,574	906,302	—
Telecommunication Services	1,148,704	—	1,148,704	—
Utilities	723,835	314,615	409,220	—
TOTAL COMMON STOCKS	$25,724,490	$5,137,605	$20,586,885	—
SPECIAL PURPOSE VEHICLE
Financials	43,241	—	—	43,241
TOTAL INVESTMENTS IN
SECURITIES	$25,767,731	$5,137,605	$20,586,885	$43,241

*Alger Dynamic Opportunities Fund Rights are fair valued at zero as of October 31, 2015.

				FAIR VALUE
			MEASUREMENTS
			USING SIGNIFICANT
			UNOBSERVABLE
			INPUTS (LEVEL 3)
Alger Spectra Fund			Common Stocks
Opening balance at November 1, 2014				$2,208,793
Transfers into Level 3				—
Transfers out of Level 3				—
Total gains or losses
Included in net realized gain (loss) on investments				–
Included in net unrealized gain (loss) on investments				1,000,718
Purchases and sales				–
Purchases				–
Sales				–
Closing balance at October 31, 2015				3,209,511
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015				$1,000,718

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2014	$20,225,421
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	2,898,378
Purchases and sales	–
Purchases	13,104,054
Sales	–
Closing balance at October 31, 2015	36,227,853
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$2,898,378

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	2,715,111
Sales	–
Closing balance at October 31, 2015	2,715,111
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Green Fund	Common Stocks
Opening balance at November 1, 2014	$2,063
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(543)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	1,520
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(543)

Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2014	$57,589
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(15,155)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	42,434
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(15,155)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2014	$39,966
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	19,488
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	59,454
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$19,488

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2014	$314,187
Transfers into Level 3	320,069 *
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	71,555
Purchases and sales	–
Purchases	186,381
Sales	–
Closing balance at October 31, 2015	892,192
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$71,555
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model.

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2014	$25,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(25,932)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(25,932)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	159,212
Sales	–
Closing balance at October 31, 2015	159,212
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	43,241
Sales	–
Closing balance at October 31, 2015	43,241
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable
	October 31, 2015	Methodology	Input	Input/Range
Alger Spectra Fund
Common Stocks	$3,209,511	Income	Discount Rate	22.5-40%
		Approach
Preferred Stocks	36,227,853	Income	Discount Rate	10-40%
		Approach
Special Purpose Vehicle	2,715,111	Cost Approach	Purchase Price	Cost
Alger Green Fund
Common Stocks	$1,520	Income	Discount Rate	40%
		Approach
Preferred Stocks	42,434	Income	Discount Rate	40%
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$59,454	Income	Discount Rate	22.5%
		Approach
Preferred Stocks	892,192	Income	Discount Rate	10-22.5%
		Approach
Rights	0	Cost Approach	Probability of	0%
			Success
Special Purpose Vehicle	159,212	Cost Approach	Purchase Price	Cost

Alger Emerging Markets Fund
Special Purpose Vehicle	43,241	Cost Approach	Purchase Price	Cost

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2015, the Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger
Emerging Markets Fund, transferred $40,796,086, $297,194, and $13,297,810, respectively from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2015, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$150,438,392	$41,617,997	$ 108,820,395	—
Alger Green Fund	4,268,263	—	4,268,263	—
Alger Analyst Fund	195,124	—	195,124	—
Alger Dynamic Opportunities Fund	38,457,934	19,105,029	19,352,905	—
Alger Emerging Markets Fund	1,173,935	87,867	1,086,068	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2015, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of October 31, 2015

For the year ended October 31, 2015, Alger Dynamic Opportunities Fund had option purchases of $70,851 and option sales of $48,362. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2015, is as follows

NET REALIZED LOSS ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(22,488)
Total	$(22,488)

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

overall market changes; local, regional or global political, social or economic instability;
and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTE 11 — Affiliated Securities:
The securities listed below are deemed to be affiliates of the Funds because the Funds or affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2015. Purchase and sale transactions and dividend income earned during the year were as follows:

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	October 31,	Dividend	Gain	October
Security	2014	Conversion	Conversion	2015	Income	(Loss)	31, 2015

Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	–	–	178,292	–	–	74,883
Preferred Stocks
Choicestream, Inc.*	5,303,067	–	–	5,303,067	–	–	2,227,288
Prosetta Biosciences,
Inc.*	–	2,912,012	–	2,912,012	–	–	13,104,054
Alger Green Fund
Common Stocks
Choicestream, Inc.*	3,619	–	–	3,619	–	–	1,520
Preferred Stocks
Choicestream, Inc.*	101,034	–	–	101,034	–	–	42,434
Alger Dynamic
Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc.*	–	41,418	–	41,418	–	–	186,381
Tolero
Pharmaceuticals, Inc.*	106,120	–	–	106,120	–	–	320,069

* Non-incomeproducingsecurity.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds II and the Shareholders of the Alger Spectra
Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and
Alger Emerging Markets Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund,
Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger
Emerging Markets Fund (the “Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds II as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 8, 2016

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2015 and ending October 31, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015 (b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,020.46	$6.82		1.34%
	Hypothetical(c)	1,000.00	1,018.45	6.82		1.34
Class C	Actual	1,000.00	1,016.89	10.73		2.11
	Hypothetical(c)	1,000.00	1,014.57	10.71		2.11
Class I	Actual	1,000.00	1,020.30	6.87		1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87		1.35
Class Z	Actual	1,000.00	1,022.42	5.30		1.04
	Hypothetical(c)	1,000.00	1,019.96	5.30		1.04

Alger Green Fund
Class A	Actual	$1,000.00	$998.93	$6.50		1.29%
	Hypothetical(c)	1,000.00	1,018.70	6.56		1.29
Class C	Actual	1,000.00	995.50	10.41		2.07
	Hypothetical(c)	1,000.00	1,014.77	10.51		2.07
Class I	Actual	1,000.00	1,000.00	6.40		1.27
	Hypothetical(c)	1,000.00	1,018.80	6.46		1.27

Alger Analyst Fund
Class A	Actual	$1,000.00	$968.63	$7.10		1.43%
	Hypothetical(c)	1,000.00	1,018.00	7.27		1.43
Class C	Actual	1,000.00	966.20	9.66		1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91		1.95
Class I	Actual	1,000.00	968.54	7.10		1.43
	Hypothetical(c)	1,000.00	1,018.00	7.27		1.43

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$996.81	$11.02		2.20%
	Hypothetical(c)	1,000.00	1,014.17	11.12		2.20
Class C	Actual	1,000.00	993.37	14.97		2.98
	Hypothetical(c)	1,000.00	1,010.18	15.10		2.98
Class Z	Actual	1,000.00	998.42	9.67		1.93
	Hypothetical(c)	1,000.00	1,015.53	9.75		1.93

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015	(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$874.23	$8.17		1.70%
	Hypothetical(c)	1,000.00	1,016.48	8.79		1.70
Class C	Actual	1,000.00	871.85	11.65		2.45
	Hypothetical(c)	1,000.00	1,012.75	12.53		2.45
Class I	Actual	1,000.00	874.49	8.17		1.70
	Hypothetical(c)	1,000.00	1,016.48	8.79		1.70
Class Z	Actual	1,000.00	876.15	6.01		1.25
	Hypothetical(c)	1,000.00	1,018.80	6.46		1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2015, 100.00% of the Alger Spectra Fund, 100.00% of the Alger
Green Fund and 57.46% of the Alger Analyst Fund’s dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and
Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100.00% of the Alger Spectra Fund, 100.00% of the Alger Green Fund and 65.96% of
the Alger Analyst Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (62)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (70)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (82)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (53)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (77)	Board of the Manhattan Institute (non-profit policy
	research)since1988;FormerlyCo-Chairman,Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (51)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (50)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (50)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (60)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (54)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (45)	Senior Vice President of Alger Management since	2014	N/A
Chief Compliance Officer	2014.
Joshua M. Lindauer (28)	Employed by Alger Management since 2014.	2014	N/A
Assistant Secretary

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 29, 2015, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement, Alger
Management is responsible for managing the investment operations of the Funds. The
Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger
Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. The Board noted that each Fund was being managed consistent with its growth mandate. They further noted that Alger Management’s investment management team includes several individuals with successful backgrounds in emerging markets, a sector in which the Emerging Markets Fund is active. They also noted that during the year Alger
Management had continued its ongoing efforts to strengthen its investment management team with important hires. The Trustees concluded that Alger Management's experience,

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

resources and strength in the areas of importance to the Funds are considerable. The
Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided separately under an Administration
Agreement and a Shareholder Administrative Services Agreement with Alger Management.
The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/15), second-quarter of 2015, 1-, 3- and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/15, and compared them with benchmark and peer-group data for the same periods. They noted that Spectra Fund, the Dynamic Opportunities Fund and the Emerging Markets Fund all showed uniformly strong performance, surpassing peer medians and benchmarks in all periods of three years or less ending June 30, 2015. (Mixed
2013 and/or 2012 results affected their 5-year readings.) The Green Fund showed steadily improving performance in the shorter recent periods, improving from its poor 1-year results to superior performance against its peers and benchmark for the June 30, 2015 quarter.
A supplement in the FUSE materials portraying the Fund’s performance against a more appropriate peer group showed improvement starting even earlier, surpassing peer medians at the 1-year mark and improving from there. While the Analyst Fund showed disappointing performance for the 1-year and more recent periods, the Trustees did not include these results in their evaluation, because a process had been begun of reconfiguring (and renaming) the Fund with a new investment strategy and portfolio management structure.
Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm had instituted to improve the performance of Funds that had underperformed. On the basis of these discussions and their review, the
Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fees for the Green Fund, Analyst Fund and Dynamic Opportunities Fund
were at or below the median for their peers while those of the Emerging Markets Fund and
Spectra Fund exceeded their medians (but not so far as to place the Fund in the top quartile of peer-fund fees). As to the latter two Funds, the Trustees noted that contractual expense-
reimbursement commitments by Alger Management maintained the expense ratios of the
Emerging Markets Fund at lower levels than they would otherwise reach, while the level of the Spectra Fund fee had been lowered by operation of an applicable fee breakpoint.
Of the 17 expense ratios for the Funds’ various share classes, eight were below or at their

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

peer medians; of the remaining nine, only three placed in the top quartile of the applicable reference group, and all three of these were for very small Fund classes which therefore suffered in comparison with their peers. Of the remaining six ratios, three were also for small Fund classes. One of the six was for a comparatively large class of Spectra Fund; as to that expense ratio, the Trustees noted that the shareholders of Spectra Fund had benefitted from consistently high returns relative to the Fund’s peers. The remaining two expense ratios, for Classes A and I of the Green Fund, placed in the third quartile, just above the median, and represented comparatively modest assets of $32.6 million and 42.4 million, respectively. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by
Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment
Advisory Agreement to Alger Management and its affiliates, and the methodology used by
Alger Management in determining such profitability. The Trustees reviewed previously-
provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2015. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing
Fund. (The Emerging Markets Fund, with assets at 6/30/15 of less than $25 million and for which Alger Management was waiving some of its management fees, continued to be deemed too small realistically to merit the institution of fee breakpoints.)

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2015, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the
Funds under the Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. The Trustees noted in the case of certain Funds that
Alger Management had voluntarily undertaken to cap Fund expenses through ex-
pense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• With respect to each Fund other than the small Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Man-
agement would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015		3/30/15
FACTS		WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?		The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?		Allfinancialcompaniesneedtosharepersonalinformationtoruntheireverydaybusiness.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you —for all	No	We don’t share
credit card accounts
For nonaffiliates to market to you	No	We don’t share
Question? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguardsandsecuredfilesandbuildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing foraffiliates’everydaybusinesspurposes
information about your credit worthiness
• affiliates fromusingyourinformationtomarkettoyou
• sharing fornonaffiliatestomarkettoyou
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
Theycanbefinancialandnonfinancialcompanies.
• Our affiliatesincludeFredAlgerManagement,Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control.Theycanbefinancialandnonfinancial
companies
Joint marketing	Aformalagreementbetweennonaffiliatedfinancial
companiesthattogethermarketfinancialproductsor
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2015	$140,000
October 31, 2014	$135,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2015	$23,500
October 31, 2014	$27,250

d) All Other Fees:
October 31, 2015	$10,100
October 31, 2014	$9,760

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2015	$191,042	€69,347
October 31, 2014	$201,965	€67,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2015